UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Inland Retail Real Estate Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS 60523
TELEPHONE: (630) 218-8000

JULY 5, 2005

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2005 Annual Meeting of Stockholders of Inland Retail Real Estate Trust, Inc. The meeting will be held on Tuesday, August 23, 2005 at 9:00 a.m., Central Daylight Savings Time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523. I hope you will attend.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement contain a description of the formal business to be acted upon by the stockholders. At this year’s meeting, you will be entitled to vote on the election of seven Directors, the establishment of the Inland Retail Real Estate Trust, Inc. 2005 Equity Award Plan, the establishment of the Inland Retail Real Estate Trust, Inc. 2005 Employee Stock Purchase Plan, and the ratification of KPMG LLP’s appointment as our independent registered public accounting firm for the 2005 fiscal year. I encourage you to read the materials carefully. Our Directors and officers, as well as representatives of KPMG LLP, will be available at the meeting to answer any questions you may have.

It is important that your shares be represented at the meeting regardless of the size of your holdings. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the enclosed proxy card and returning it promptly in the envelope provided.  You may also vote via the Internet or via touch-tone telephone by following the directions that we provide in the proxy statement.  Submitting your proxy or voting via the Internet or voting via touch-tone telephone will ensure that your shares will be represented at the meeting and voted in accordance with your wishes.  If you attend the meeting, you may, if you wish, withdraw any proxy previously given and vote your shares in person.

Thank you for your continued support of and interest in our company. I and everyone at Inland Retail Real Estate Trust, Inc. wish you good health, happiness and prosperity.

Sincerely,

Robert D. Parks
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DATE: August 23, 2005
TIME:  9:00 a.m.
PLACE:  2901 Butterfield Road
Oak Brook, Illinois 60523

To Our Stockholders:

The purposes of the annual meeting are:

•                      To elect seven Directors to hold office until our next annual meeting of stockholders and until their successors are elected and qualify;

•                      To approve the establishment of the Inland Retail Real Estate Trust, Inc. 2005 Equity Award Plan, pursuant to which options, restricted stock, stock appreciation rights and/or other methods of stock compensation may be provided to certain of our employees, with respect to 300,000 shares of our common stock;

•                      To approve the establishment of the Inland Retail Real Estate Trust, Inc. 2005 Employee Stock Purchase Plan, pursuant to which eligible employees will have the opportunity to increase their stake in our success by buying up to 200,000 shares of common stock from us on favorable terms and paying for the purchases through periodic payroll deductions;

•                      To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2005 fiscal year; and

•                      To transact any other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on June 22, 2005 as the record date for determining stockholders of record entitled to notice of and to vote at the meeting.

A proxy statement and proxy card accompany this notice. We have previously provided you with a copy of our Annual Report on Form 10-K for the year ended December 31, 2004.

We would like to have the maximum number of stockholders present in person or by proxy at the meeting. To assure your representation at the meeting, please submit your proxy by completing, signing, dating and mailing the enclosed proxy card. You may use the enclosed envelope which requires no further postage if mailed in the United States to return your proxy. You may also vote your shares via the Internet or via touch-tone telephone by following the procedures described in the attached proxy statement. YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY OR VOTE WILL BE VERY MUCH APPRECIATED. For specific instructions, please refer to the instructions on the proxy card.

If you attend the meeting, you may revoke your proxy and vote in person, if you desire.

By order of the Board of Directors,

Robert D. Parks
Chairman of the Board of Directors

2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS 60523

TELEPHONE: (630) 218-8000

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 23, 2005

Our Board of Directors is furnishing you this proxy statement to solicit proxies on its behalf to be voted at our 2005 Annual Meeting of Stockholders to be held on Tuesday, August 23, 2005, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. We encourage your participation in the voting at the meeting and solicit your support on each proposal to be presented.

This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about July 5, 2005.

Unless the context otherwise requires, all references to “our,” “we” and “us” in this proxy statement relate to Inland Retail Real Estate Trust, Inc. (“IRRETI” or the “Company”) and those entities owned or controlled directly or indirectly by IRRETI.

The mailing address of our principal executive offices is 2901 Butterfield Road, Oak Brook, Illinois 60523.

FORWARD LOOKING STATEMENTS

Because we want to provide you with more meaningful and useful information, this proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have attempted to identify these forward-looking statements by using words such as “may,” “will,” “expects,” “anticipates,” “believes,” “intends,” “estimates,” “could,” or similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks in 2005 and beyond which may differ materially from those expressed in, or implied by, these forward-looking statements.  These risks, uncertainties and other factors include, without limitation, the following:

•                  we may compete with our affiliates for properties;

•                  we may be exposed to risks to which we have not historically been exposed; and

•                  as a result of the merger, we are dependent on our own executives and employees.

See the section of our Annual Report on Form 10-K entitled “Business” for a description of these and other risks, uncertainties and other factors.

You should not place undue reliance on any forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or any other reason after the date of this proxy statement.

INFORMATION ABOUT THE ANNUAL MEETING

Information about the Annual Meeting

Our annual meeting will be held on August 23, 2004 at 9:00 a.m. Central Daylight Savings Time at 2901 Butterfield Road, Oak Brook, Illinois 60523. Please contact Ms. Dione McConnell at (630) 368-2234 if you plan on attending.  Additionally, please contact Morrow & Co., Inc. at (800) 730-8449 if you have any questions with respect to granting us a proxy to vote your shares at the annual meeting.

Information about this Proxy Statement

We sent you this proxy statement and the proxy card on behalf of our Board of Directors who are soliciting a proxy from you to vote your shares at the annual meeting. This proxy statement summarizes information we are required to provide to you and is designed to assist you in voting your shares. On July 5, 2005, we began mailing the proxy materials to all stockholders of record at the close of business on June 22, 2005, the record date fixed by our Board of Directors for determining the holders of record of our common stock, $.01 par value per share, entitled to notice of and to vote at the annual meeting. Each of the outstanding shares of common stock, as of the record date, is entitled to one vote on all matters to be voted upon at the meeting. On the record date, there were 254,705,315.8370 shares of common stock issued and outstanding.

Proposals to be Considered by you at the Annual Meeting

At the annual meeting, we will be asking you to:

PROPOSAL 1:                    Elect seven Directors;

PROPOSAL 2:                    Approve the establishment of the Inland Retail Real Estate Trust, Inc. 2005 Equity Award Plan;

PROPOSAL 3:                    Approve the establishment of the Inland Retail Real Estate Trust, Inc. 2005 Employee Stock Purchase Plan; and

PROPOSAL 4:                    Ratify our selection of KPMG LLP as our independent registered public accounting firm for the 2005 fiscal year.

Information about Voting

VOTING OF PROXIES - Votes cast by proxy or in person at the meeting will be tabulated by an inspector of election appointed for the meeting. Each completed, executed and timely returned proxy will be voted in accordance with the directions indicated on it. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted by giving written notice of the revocation to our Secretary, by delivering a later dated proxy (which automatically revokes the earlier proxy), or by voting in person at the meeting. Executed but unmarked proxies will be voted by the person(s) named thereon (i) for the election of the nominees named herein as Directors (or a substitute for a nominee if such nominee is unable or refuses to serve), (ii) for the establishment of the Inland Retail Real Estate Trust, Inc. 2005 Equity Award Plan, (iii) for the establishment of the Inland Retail Real Estate Trust, Inc. 2005 Employee Stock Purchase Plan; (iv) for the ratification of our selection of KPMG LLP as our independent registered public accounting firm for the 2005 fiscal year and (v) in the discretion of such person(s) upon such matters not presently known or determined that properly may come before the meeting.

VOTING ELECTRONICALLY VIA THE INTERNET - Stockholders may vote via the Internet at the www.proxyvoting.com/Inland until 11:59 p.m., Eastern Daylight Savings Time, August 22, 2005. The Internet voting procedures are designed to authenticate the stockholders’ identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Please refer to the proxy card enclosed for voting instructions. If you choose not to vote over the Internet or via touch-tone telephone, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

VOTING VIA TOUCH-TONE TELEPHONE - Stockholders may vote via touch-tone telephone by calling the toll-free phone number provided on their proxy card until 11:59 p.m., Eastern Daylight Savings Time, August 22, 2005.  The touch-tone telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Please refer to the proxy card enclosed for voting instructions.  If you choose not to vote by touch-tone telephone or over the Internet, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this proxy statement.

Quorum; Abstentions and Broker Non-Votes

We have hired an independent proxy solicitor, Morrow & Co., Inc., to solicit proxies on the Board’s behalf with respect to the matters to be voted on at the annual meeting. Votes cast by proxy or in person at the annual meeting will be tabulated by an inspector of election appointed by us. The inspector will determine whether or not a quorum is present. Presence in person or by proxy at the meeting of holders of a majority of our issued and outstanding shares constitutes a quorum. Abstentions and broker non-votes will count toward the presence of a quorum, but will not be counted as votes cast and will have no effect on any proposal. A “broker non-vote” occurs when a nominee (such as a custodian or bank) holding shares for a beneficial owner returns a signed proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Stockholder List

A list of stockholders entitled to vote at the annual meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open at the Company’s executive office to the examination of any stockholder by no later than August 13, 2005 and continuing through the date of the annual meeting. The list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours. The list will also be produced and kept at the time and place of the meeting during the whole meeting; it may be inspected by any stockholder who is present.

Number of Votes Necessary for each Proposal to be Approved

•                  Election of Directors: The vote of a majority of the shares of stock of the Company entitled to vote, present in person or by proxy at a meeting at which a quorum is present, is necessary for the election of a Director. There are no cumulative voting rights in the election of Directors.

•                  Establishment of Equity Award Plan: Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, is required to approve the establishment of the Inland Retail Real Estate Trust, Inc. 2005 Equity Award Plan.

•                  Establishment of Employee Stock Purchase Plan: Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, is required to approve the establishment of the Inland Retail Real Estate Trust, Inc. 2005 Employee Stock Purchase Plan.

•                  Ratification of selection of KPMG: Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2005 fiscal year.

PLEASE VOTE YOUR SHARES BY TELEPHONE, ELECTRONICALLY OR BY COMPLETING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Costs of Proxies

We will bear all expenses incurred in connection with the solicitation of proxies. We will, upon request, reimburse brokerage firms and other nominee holders for their reasonable expenses incurred in forwarding the proxy solicitation materials to the beneficial owners of our shares. Our officers, Directors and employees may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses. In addition, we have hired Morrow & Co.,

Inc. to solicit proxies on our behalf. We expect that the cost of soliciting proxies on our behalf will be approximately $5,000 plus costs and expenses.

Other Matters

As of the date of this proxy statement, the above-referenced proposals are the only matters we are aware of that are to be acted upon at the meeting. If any other matter should properly come before the meeting for which we did not receive proper notice in accordance with the requirements of our Bylaws, the persons appointed by you in your proxy will vote on those matters in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their discretion and best judgment. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on any such other matter will be required for approval.

Where you can Find More Information about us

We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities. Our SEC filings are also available to the public on the website maintained by the SEC at http://www.sec.gov.

Information to Rely Upon When Casting your Vote

You should rely only on the information contained in this proxy statement or incorporated by reference herein. No person has been authorized to give any information or to make any representations other than those contained in or incorporated by reference in this proxy statement in connection with the solicitation made by this proxy statement and, if given or made, the information or representations must not be relied upon as having been authorized by us. The delivery of this proxy statement will not, under any circumstances, create an implication that there has not been a change in the facts set forth in this proxy statement or in our affairs since the date of this proxy statement. This proxy statement does not constitute a solicitation by anyone in any jurisdiction in which the solicitation is not authorized or in which the person making the solicitation is not qualified to do so or to anyone to whom it is unlawful to make a solicitation.

ELECTION OF DIRECTORS

PROPOSAL 1: TO ELECT SEVEN INDIVIDUALS TO SERVE AS DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

Our Board of Directors consists of seven individuals. The election of members of the Board is conducted on an annual basis. Each individual elected to the Board serves a one-year term and until his or her successor is elected and qualifies. Accordingly, the term of office of each of our current Directors will expire at the 2005 annual meeting. At that meeting each current Director will be nominated to stand for reelection as a Director to hold office until our annual meeting to be held in 2006 and until his successor is elected and qualifies. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, should any nominee be unable or unwilling to accept the office of Director, and if the Board shall designate a substitute nominee, the persons named as proxies will vote for the election of the substitute nominee designated by the Board, and if none, for such other persons as they shall determine. Five of our current Directors has been a Director since 1998 and two of our current Directors has been a Director since 2004. Information regarding the business experience of each nominee is provided below based upon information furnished to us by the individuals named.

Nominees for Election as Directors

The following sets forth information with regard to the nominees for election to our Board as Independent Directors.

NAME, POSITIONS WITH IRRETI AND AGE	BUSINESS EXPERIENCE

DANIEL K. DEIGHAN Director since 1998 Age 65

Mr. Deighan has been a Director since September 1998. He is an appraiser who holds the MAI designation from the American Institute of Real Estate Appraisers (the predecessor to the Appraisal Institute) and has over 25 years of appraisal experience. He has testified as an expert witness in numerous counties throughout Florida, and in some courts in New York in eminent domain and other appraisal matters. Mr. Deighan is president of Florida Property Consultants Group, which has its offices in Port St. Lucie, Florida. That firm is successor to Deighan Appraisal Associates, Inc. and its predecessors, which Mr. Deighan formed in 1971. Its business is the providing of expert appraisal, consulting and eminent domain services throughout Florida.

Since February 1996, he has been vice-president of Southern Property Consultants, Inc., a firm which specializes in real estate tax appeals. Deighan Appraisal Associates, Inc. was honored as the “Business of the Year” in 1990 by the Port St. Lucie Chamber of Commerce. Mr. Deighan is past vice chairman of the Martin County Industrial Development Agency and a past president of the Tri-County Tec Foundation and the Economic Council of Martin County, Florida. He received his B.A. degree from Sienna College, Albany, New York.

KENNETH E. MASICK Director since 1998 Age 59

Mr. Masick has been one of our Directors since December 1998. He has been a partner of Wolf & Company LLP, certified public accountants, since its formation in 1978. That firm, one of the largest in the Chicagoland area, specializes in audit, tax and consulting services to privately owned businesses. Mr. Masick currently is partner-in-charge of the firm’s audit and accounting department and is responsible for the firm’s quality control. His accounting experience also includes forecasts and projections, feasibility studies and due diligence activities on acquisitions.

Mr. Masick has been in public accounting since his graduation from Southern Illinois University in 1967. He is also licensed as a General Securities Representative. Mr. Masick is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society.

He also serves as treasurer of Oak Brook Financial Group, Inc., a securities broker dealer firm. All of the mentioned entities with which Mr. Masick is affiliated have their offices in Oak Brook, Illinois.

MICHAEL S. ROSENTHAL Director since 1998 Age 48

Mr. Rosenthal has been one of our Directors since October 1998. He is an attorney who has been in private practice since 1984. He has been a shareholder of the Atlanta, Georgia law firm of Wagner, Johnston & Rosenthal, P.C. since September 1996. From January 1991 through August 1996, Mr. Rosenthal was president and a shareholder of the Atlanta, Georgia law firm of Weinstein, Rosenthal & Tobin, P.C. That law firm’s predecessor conducted business as a partnership under the name of Weinstein, Rosenthal & Tobin from 1986 through December 1990, and Mr. Rosenthal served as its managing partner. He represents primarily service industry clients, providing day-to-day business counseling and advice, and services in the areas of mergers and acquisitions, real estate acquisitions and financings, as well as litigation when necessary. Mr. Rosenthal received both his B.A. degree and his law degree from the University of Florida.

RICHARD P. IMPERIALE Director since 2004 Age 47

Mr. Imperiale has been one of our Directors since December 2004. He is President and founder of the Uniplan Companies, a Milwaukee, Wisconsin based investment advisory holding company. Uniplan and its affiliates manage and advise over $300 million in client accounts. Uniplan specializes in providing clients with consistently superior risk-adjusted returns managing equity, REIT and specialty portfolios.

Mr. Imperiale started his career as a credit analyst for the First Wisconsin National Bank (now U.S. Bank).

In 1983, Mr. Imperiale joined B.C. Ziegler & Company, a Midwest regional brokerage firm where he was instrumental in the development of portfolio strategies for one of the first hedged municipal bond mutual funds in the country. In 1984, Mr. Imperiale founded Uniplan, Inc., with the objective of managing investment portfolios to achieve the greatest long-term risk-adjusted return for conservative institutional clients.

The quantitative techniques used by Uniplan to manage portfolios have consistently ranked the firm among the top institutional managers on a risk-adjusted basis. In 1993, Uniplan was ranked #2 of 315 balanced managers for 10 year performance by Nelsons Investment Services and in 1994, Uniplan was ranked #1 of 374 managers on a risk-adjusted basis for five years by Money Manager Review. In addition, the Forward Uniplan Real Estate Fund received a Five Star ranking from the Morningstar mutual fund rating service for the period ended May 31, 2002.

Mr. Imperiale is widely quoted in local and national media on matters pertaining to investments and is a regular guest on CNNfn’s Power Lunch. He has appeared on Bloomberg News, CNBC, and is a frequent guest on the syndicated radio talk show, Money Sense. He recently authored the book, Real Estate Investment Trusts: New Strategies For Portfolio Management, published by John Wiley & Sons, 2002.

He attended Marquette University Business School where he received a BS Degree in Finance. In addition, Mr. Imperiale completed the postgraduate lecture series in corporate finance at the University of Chicago Graduate School of Business and received a certificate in legal research from Concordia University.

ROBERT D. PARKS Chairman and Director since our formation in 1998 Age 61

Mr. Parks has been a director of The Inland Group Inc. (“Inland”) and its affiliates since 1968 and is one of the four original principals. He has been our Chairman and a Director since our formation in 1998, and he was our Chief Executive Officer until our acquisition of our business manager/advisor and property managers in December 2004. He is chairman of Inland Real Estate Investment Corporation, a director of Inland Securities Corporation and a director of Inland Investment Advisors, Inc. Mr. Parks is chairman, chief executive officer and an affiliated director of Inland American Real Estate Investment Trust, Inc. and president, chief executive officer and a director of Inland Real Estate Corporation. He has been chairman of the board and an affiliated director of Inland Western Retail Real Estate Trust, Inc. since its inception on March 5, 2003.

Mr. Parks is responsible for the ongoing administration of existing investment programs, corporate budgeting and administration for Inland Real Estate Investment Corporation. He oversees and coordinates the marketing of all investments and investor relations.

Prior to joining Inland, Mr. Parks taught in Chicago’s public schools. He received his B.A. Degree from Northeastern Illinois University and his M.A. Degree from the University of Chicago. He is a registered Direct Participation Program Limited Principal with the National Association of Securities Dealers. He is a member of the Real Estate Investment Association, the Financial Planning Association, the Foundation for Financial Planning, as well as a member of the National Association of Real Estate Investment Trusts (NAREIT).

BARRY L. LAZARUS President and Director since our formation in 1998, and Chief Executive Officer since December 2004 Age 58

Mr. Lazarus has been our President, Chief Operating Officer and a Director since our formation in 1998 until May 2005, when he relinquished his role as Chief Operating Officer. He has been our Chief Executive Officer since December 2004. He was our Treasurer and Chief Financial Officer from June 1999 until December 2004. In his capacity as our President and Chief Executive Officer, Mr. Lazarus has been responsible for implementation of Board policy on a daily basis. He has overseen property acquisitions, financing and other investment activities. His interaction with various company departments including accounting, legal, property management and development has enabled us to effectively coordinate our major operating divisions. Mr. Lazarus is also an affiliated director of Inland American Real Estate Investment Trust, Inc.

After a brief career in public accounting, Mr. Lazarus joined Inland in 1973 as its original controller and was later promoted to treasurer. From 1973 to 1979, he supervised all corporate and partnership accounting and tax matters and managed corporate financial affairs. In 1979, Mr. Lazarus relocated to Phoenix, Arizona and formed The Butterfield Company, a development and contracting firm, while also serving as a consultant to investors in several commercial ventures. Between 1979 and 1987, The Butterfield Company successfully completed several projects in conjunction with national real estate firms, including Inland. From 1988 until October 1990, Mr. Lazarus was vice president of finance for UDC Homes, Inc., then a New York Stock Exchange Company and the largest homebuilder in the state of Arizona. His duties included obtaining financing for numerous development and construction projects in the southeastern and southwestern United States, as well as maintaining investor relations.

Mr. Lazarus rejoined Inland in October 1990 and became president of Intervest Midwest Real Estate Corporation, then an affiliate of Inland. Mr. Lazarus solely owned Wisconsin and Southern Land Company, Inc., of which he had been president and director since December 1993.

Wisconsin and Southern Land Company, Inc., which had its office in Orlando, Florida, was a holding company that acquired Intervest from Inland in 1994. Intervest, pursuant to a service agreement, previously provided property zoning, development and disposition services to Wisconsin Capital Land Fund, L.P., a private placement real estate equity program sponsored by our Sponsor.

Mr. Lazarus is president of Inland Shelter Group, LLC, Orlando, Florida, which had been engaged in the development of apartment buildings in the state of Georgia through 1998. He received his B.B.A. degree from the University of Wisconsin and is a certified public accountant.

BRENDA G. GUJRAL Director since 2004 Age 62

Mrs. Gujral has been a Director since December 2004. She is president, chief operating officer and a director of Inland Real Estate Investment Corporation. She is also president, chief operating officer and a director of Inland Securities Corporation. Mrs. Gujral is also a director of Inland Investment Advisors, Inc., an investment advisor, and has been an affiliated director of Inland Western Retail Real Estate Trust, Inc. since its inception on March 5, 2003 and was named Chief Executive Officer in June 2005. She is also an affiliated director of Inland American Real Estate Trust, Inc. and chairman of the board of Inland Real Estate Exchange Corporation.

Mrs. Gujral has overall responsibility for the operations of Inland Real Estate Investment Corporation, including the distribution of checks to over 50,000 investors, the review of periodic communications to those investors, the filing of quarterly and annual reports for Inland’s publicly registered investment programs with the Securities and Exchange Commission, compliance with other Securities and Exchange Commission and National Association of Securities Dealers securities regulations both for Inland Real Estate Investment Corporation and Inland Securities Corporation, review of asset management activities and marketing and communications with the independent broker-dealer firms selling current and prior Inland-sponsored investment programs. She works with internal and outside legal counsel in structuring Inland Real Estate Investment Corporation’s investment programs and in connection with the preparation of its offering documents and registering the related securities with the Securities and Exchange Commission and state securities commissions.

Mrs. Gujral has been with the Inland organization for over 20 years, becoming an officer in 1982. Prior to joining the Inland organization, she worked for the Land Use Planning Commission establishing an office in Portland, Oregon to implement land use legislation for that state.

Mrs. Gujral is a graduate of California State University. She holds Series 7, 22, 39 and 63 licenses from the National Association of Securities Dealers and is a member of The National Association of Real Estate Investment Trusts. She is also a member of the Financial Planning Association, the Foundation for Financial Planning and the National Association for Female Executives.

THE BOARD’S RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

FOR

DANIEL K. DEIGHAN,

KENNETH E. MASICK,

MICHAEL S. ROSENTHAL,

RICHARD P. IMPERIALE,

ROBERT D. PARKS,

BARRY L. LAZARUS

and

BRENDA G. GUJRAL

ITS NOMINEES FOR ELECTION AS DIRECTORS

TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS

AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

Vote Required

The vote of a majority of the shares of stock of the Company entitled to vote, present in person or by proxy at a meeting at which a quorum is present, is necessary for the election of a director. There are no cumulative voting rights in the election of directors. For purposes of the election of directors, abstentions and broker-non-votes will not be counted as votes cast and will have no effect on the vote, although, as mentioned, they will count toward the presence of a quorum.

Board Meetings in 2004

Our Board met twelve times during 2004. Each director attended more than 75% of the total number of meetings of the Board and the committees on which he served.  We do not have a policy with regard to Board members’ attendance at annual meetings. However, each director attended the 2004 annual meeting.

Committees of the Board of Directors

Audit committee. Our Board has established an audit committee comprised of Messrs. Deighan, Masick and Rosenthal. These three directors are independent in accordance with the National Association of Securities Dealers’ listing standards and under the Sarbanes-Oxley Act. The Board has determined that Mr. Masick qualifies as our “audit committee financial expert” under the rules of the Securities and Exchange Commission. The Board has adopted a written charter for the audit committee which is included as Exhibit A to this proxy statement.

The audit committee is responsible for the engagement of our independent registered public accounting firm, reviewing the plans and results of the audit engagement with our auditors, approving services performed by and the independence of our independent registered public accounting firm, considering the range of audit and non-audit fees, and consulting with our independent registered public accounting firm regarding the adequacy of our internal accounting controls. This committee met eight times during 2004.

Governance and nominating committee. Effective March 23, 2005, our Board established a governance and nominating committee comprised of Messrs. Rosenthal, Deighan and Imperiale. These directors are independent in accordance with the National Association of Securities Dealers’ listing standards and under the Sarbanes-Oxley Act. The governance and nominating committee will consider for recommendation to the Board nominations made by stockholders that comply with the procedures described below under the caption “Advance Notice Procedures for Making Director Nominations and Stockholder Proposals.” The Board has adopted a written charter for the governance and nominating committee which is included as Exhibit B to this proxy statement. Our governance and nominating committee did not meet during 2004, such functions having been performed by our Board during 2004.

Once our governance and nominating committee has identified a possible nominee for Director (whether through a recommendation from a stockholder or otherwise), the members of the committee make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the committee when the candidate is recommended, the committee’s own knowledge of the prospective candidate, and information, if any, obtained by the committee’s inquiries. The preliminary determination is based primarily on the need for additional Board members to fill vacancies, expand the size of the Board of Directors or obtain representation in market areas without Board representation, and the likelihood that the candidate can satisfy the evaluation factors described below. If the committee determines that additional consideration is warranted, it may gather additional information about the candidate’s background and experience. The committee then evaluates the prospective nominee against the following standards and qualifications, which may be amended, changed, eliminated or expanded by the committee from time to time:

•                  Achievement, experience and independence;

•                  Wisdom, integrity and judgment;

•                  Understanding of the business environment; and

•                  Willingness to devote adequate time to Board duties.

The governance and nominating committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the need for audit committee or other expertise, and the evaluations of other candidates. In connection with this evaluation, the committee determines whether to interview the candidate. If the committee decides that an interview is warranted, one or more of its members, and others as appropriate, interviews the candidate in person or by telephone. After completing this evaluation and interview, the committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the committee.

Compensation committee. Effective March 25, 2005, our Board established a compensation committee comprised of Messrs. Masick, Imperiale, Rosenthal and Deighan. These directors are independent in accordance with the National Association of Securities Dealers’ listing standards and under the Sarbanes-Oxley Act. Our compensation committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our chief executive officer and other executive officers, and administers our employee benefit plans. The compensation committee did not meet during 2004, such functions having been performed by our Board (other than Mr. Lazarus) in 2004.

Compensation Committee Interlocks and Insider Participation

Prior to March 25, 2005, we had no compensation committee. The Board was responsible for all compensation decisions. Mr. Lazarus, who was the only director paid by us for his services as an executive officer, abstained from all decisions regarding his compensation. None of our current compensation committee members is an officer or employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving on our compensation committee.

Audit Committee Report

The audit committee of the Board is responsible for, among other things, providing independent, objective oversight of our accounting functions and internal controls. The audit committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers’ listing standards and the Sarbanes-Oxley Act. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached as Exhibit A to this proxy statement.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2004 financial statements. The audit committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The audit committee also received written disclosures and the letters from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independent

Discussions with Audit Committees), and the audit committee discussed with the independent registered public accounting firm that firm’s independence.

Based upon the audit committee’s discussions with management and the independent registered public accounting firm, and the audit committee’s review of the representations of management and the independent registered public accounting firm, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors of Inland Retail Real Estate Trust, Inc.:

Kenneth E. Masick

Daniel K. Deighan

Michael S. Rosenthal

Stockholder Communications

We have not adopted a formal process for stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by the Board of Directors or any of its committees or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders are free to contact any director or executive officer directly by writing in care of IRRETI, or by writing to the Secretary of the Company at 2901 Butterfield Road, Oak Brook, IL 60523. Stockholders can contact the audit committee directly by sending a letter to Mr. Kenneth E. Masick, in care of the Company at 2901 Butterfield Road, Oak Brook, IL 60523.

We believe our responsiveness to shareholder communications to our Board has been excellent. Nevertheless, during the upcoming year our Board will give full consideration to the adoption of a formal process for stockholder communications with our Board and, if adopted, publish it promptly and post it to our website.

OUR EXECUTIVE OFFICERS

Biographies of our Executive Officers

Our executive officers are appointed by, and serve at the discretion of, the Board. They will continue to serve in their respective offices until they resign or their successors are elected and qualify. There is no family relationship between any of our executive officers and any of our directors, except that Jason Lazarus (who resigned as of March 31, 2005) is Barry Lazarus’ son. Prior to the effective time of the acquisition of our business manager/advisor and our property managers on December 29, 2004, Mr. Parks served as our chairman and chief executive officer, Mr. Lazarus served as our president, chief operating officer, treasurer and chief financial officer, Roberta S. Matlin served as our vice president-administration, and Scott W. Wilton served as our secretary. Effective as of December 29, 2004, the following persons were appointed by our Board to serve as our executive officers:

NAME, POSITIONS WITH IRRETI AND AGE	BUSINESS EXPERIENCE

BARRY L. LAZARUS President and Director since our formation in 1998 and Chief Executive Officer since December 2004 Age 58	The biography of Mr. Lazarus is included above under “Election of Directors – Nominees for Election as Directors.”

THOMAS P. McGUINNESS Chief Operating Officer Age 49

Mr. McGuinness joined The Inland Group, Inc. organization in property management in 1982 and became President of Mid-America Management Corporation, a property management company within the Inland organization, in July 1990 and Chairman in 2001.  He is also President of Inland Property Management, Inc., as well as a Director of Inland Commercial Property Management, both property management companies within the Inland organization.  He is President and a Manager of Inland

HOLDCO Management LLC, a holding company for the three property managers of Inland Western Retail Real Estate Trust, Inc.  He is also President and a Manager of Inland US Management LLC, Inland Pacific Properties Services LLC and Inland Southwest Management LLC, the three property managers of Inland Western Retail Real Estate Trust, Inc.

Mr. McGuinness is a licensed real estate broker.  Mr. McGuinness became our Chief Operating Officer in May 2005.  He is past president of the Chicagoland Apartment Association and past regional vice president of the National Apartment Association.  He is currently on the board of directors of the Apartment Building Owners and Managers Association, and is a trustee with the Service Employees’ Local No. 1 Health and Welfare Fund, as well as the Pension Fund, and holds CLS and CSM accreditations from the International Council of Shopping Centers.

JAMES W. KLEIFGES Vice President, Chief Financial Officer, Treasurer and Assistant Secretary Age 55

Mr. Kleifges has been our Vice President, Chief Financial Officer, Treasurer and Assistant Secretary since December 29, 2004. From August 2004 through December 2004, Mr. Kleifges was the vice president, corporate controller for Inland Retail Real Estate Advisory Services, Inc., our business manager/advisor, which we acquired on December 29, 2004. Mr. Kleifges was and is responsible for overseeing our accounting and financial reporting and the preparation of all SEC filings.

From April 1999 to January 2004, Mr. Kleifges was vice president/corporate controller of Prime Group Realty Trust, an office and industrial real estate investment trust based in Chicago, Illinois, with assets in excess of $1 billion. Prior to Prime Group, Mr. Kleifges held senior financial and operational positions in various private and public real estate companies located in Chicago, Illinois and Denver, Colorado. Mr. Kleifges was a senior manager with KPMG in Chicago, Illinois, after completing a career in public accounting from June 1972 to December 1982.

Mr. Kleifges earned his Bachelor of Arts Degree in accounting from St. Mary’s University in Winona, Minnesota and has been a certified public accountant since 1974. Mr. Kleifges is a member of the Illinois Society of Certified Public Accountants.

JOANN M. ARMENTA President of our property management operations and President of our property management companies Age 31

Ms. Armenta has been President of our property management companies since December 29, 2004. Ms. Armenta joined Inland Mid-America Management in 1992 working in residential management, and became involved with commercial properties in 1995 overseeing the management of retail, office and industrial properties. She has managed a portfolio of retail properties for Inland Commercial Property Management, and was promoted to senior property manager supervising half of the property managers for Inland Real Estate Corporation.

In 2001, Ms. Armenta accepted a position as assistant vice president for Inland Southern Management Corp., and was later promoted to vice president for Inland Mid-Atlantic Management Corp. Her responsibilities in these positions included supervising due diligence investigations for over 350 retail properties and acquisitions in approximately 36 states. She was responsible for all due diligence on approximately 35 million square feet, including site inspections, tenant interviews, engineering reports, capital upgrades and lease review. She has also been responsible for coordinating the transition of an acquisition target into property operations. Ms. Armenta was also the sole training coordinator for all new property managers and employees for Inland Southeast Property Management Corp., Inland Southern Management Corp. and Inland Mid-Atlantic Management Corp. In addition, she oversaw the management of a portfolio of over 23 million square feet managing retail, office and light industrial for another Inland affiliate (Mid-America

Commercial) at the time. Most recently, she was promoted to president of management operations for us consisting of approximately 300 properties totaling over 35 million square feet in 23 states. All of the companies referred to above are affiliates of ours.

Ms. Armenta holds a CSM, CLS and a CMD accreditation with the International Council of Shopping Centers.

JOHN DIGIOVANNI Senior Vice President of Development Age 45

Mr. DiGiovanni has been our Senior Vice President of Development since December 29, 2004. Mr. DiGiovanni began his career with Inland in July 2003 as senior vice president of Inland Mid-Atlantic Management. In September 2004, Mr. DiGiovanni was transitioned to help establish a development division for us. As Senior Vice President of Development, Mr. DiGiovanni is responsible for the identification and facilitation of both new development projects and the re-development of existing assets to ensure the value retention of those assets.

Prior to joining Inland (2000-2003), Mr. DiGiovanni was senior vice president of development for BVT, a German-based (Munich) syndication company raising equity to promote both new development and acquisitions of existing retail-office properties. In addition to overseeing development projects at BVT, Mr. DiGiovanni was charged with the responsibility of creating and maintaining the reporting and tracking protocols for development projects and the subsequent reporting to partnership interest and the board of directors as to the status and profitability of each project.

COMPENSATION PAID TO OUR DIRECTORS AND OFFICERS

Director Compensation

Base Compensation. We pay each of our directors, other than Messrs. Parks and Lazarus and Ms. Gujral, an annual fee of $18,000. In addition, each director, other than Messrs. Parks and Lazarus and Ms. Gujral, receives $1,000 for attending in person, or $400 for attending by telephone, each meeting of our Board or a committee thereof of which they are a member.  Each of Messrs. Deighan, Masick and Rosenthal were paid fees of $40,300 and $37,475 in 2004 and 2003, respectively for their services as directors.  Mr. Imperiale became a director on December 20, 2004 and was paid a fee of $1,900 and granted 3,000 stock options for his service as a director during 2004.  Our officers who are also directors (Mr. Lazarus and, until December 29, 2004, Mr. Parks) or affiliated with other Inland entities (Ms. Gujral) are not paid fees for serving as directors.

Options. Under our independent director stock option plan, each non-employee director (as defined under Rule 16b-3 of the Securities Exchange Act of 1934) is entitled to be granted an option to acquire 3,000 shares as of the date they become a director and an additional 500 shares on the date of each annual stockholders’ meeting, commencing with the annual meeting in 2000, so long as the director remains a member of the Board on such date. The options for the initial 3,000 shares will be exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. The options to be granted as of each annual stockholders’ meeting will become fully exercisable on the second anniversary of the date of grant. Options granted will be exercisable at $9.05 per share. As of December 31, 2004, options to acquire 20,000 shares had been issued. We have not granted any options to Messrs. Parks or Lazarus or Ms. Gujral.

Executive Compensation

Until the acquisition of our business manager/advisor and our property managers on December 29, 2004, Barry L. Lazarus was our only executive officer who received compensation from us. Our other executive officers were all employees of Inland Real Estate Investment Corporation, the prior owner of our business manager/advisor, and/or its affiliates, and were compensated by those entities, in part, for their services rendered to us. We did not pay any of these individuals, other than Mr. Lazarus, for serving in their respective positions.

Prior to December 29, 2004, Mr. Lazarus was an “at will” employee of ours based on an oral agreement. We paid Mr. Lazarus $310,000 and $250,000 in 2004 and 2003, respectively, and reimbursed him for out-of-pocket expenses for his services as our President, Chief Operating Officer, Treasurer and Chief Financial Officer. Mr. Parks, who was our Chief Executive Officer until December 29, 2004, did not receive any compensation from us for his service as such officer.

Effective December 29, 2004, we acquired our business manager/advisor and our property managers. As of such date, we entered into employment agreements with each of Barry L. Lazarus, John DiGiovanni, Michael J. Moran (who resigned as of May 13, 2005), Jo Ann M. Armenta, James W. Kleifges and Jason A. Lazarus (who resigned as of March 31, 2005).

Mr. Lazarus is our President and Chief Executive Officer.  In May 2005, he relinquished his role as our Chief Operating Officer. The term of Mr. Lazarus’ employment agreement began on December 29, 2004 and continues until December 29, 2007, whereupon the agreement automatically renews for one year periods until either we or Mr. Lazarus elects not to renew. During the employment period, Mr. Lazarus will receive an annual base salary of $300,000 per year, to be reviewed as of each July 1 during the initial three year term and each renewal term, as well as an annual bonus to be determined in our Board’s sole discretion.

Effective as of December 29, 2004, John DiGiovanni became our Senior Vice President of Development, Michael J. Moran (who resigned as of May 13, 2005) became our Vice President, General Counsel and Secretary, Jo Ann M. Armenta became our President of property management operations and President of our property management companies, James W. Kleifges became our Vice President, Chief Financial Officer, Treasurer and Assistant Secretary and Jason A. Lazarus (who is Barry Lazarus’ son and who resigned as of March 31, 2005) became our Vice President and Director of Acquisitions.

The term of the employment agreements with each of these individuals began on December 29, 2004 and continues until December 29, 2007, whereupon each agreement automatically renews for one year periods until either us or the employee elects not to renew. During the employment period, the employee will receive an annual base salary ($200,000 for Mr. DiGiovanni, $250,000 for Mr. Moran (who resigned as of May 13, 2005), $110,000 for Ms. Armenta, $150,000 for Mr. Kleifges and $125,000 for Jason Lazarus (who resigned as of March 31, 2005), to be reviewed as of each July 1 during the initial three year term and each renewal term, as well as an annual bonus to be determined in our Board’s sole discretion.

Each of these employees will be entitled to participate in all employee benefit, welfare, performance, fringe benefit and other plans, practices, policies and programs applicable to our executives. The employment of any of these employees (including Barry Lazarus) may be terminated by us or by the employee for any reason with 60 days notice, or by us for cause with no notice. In the event we or an employee terminates the employee’s employment for any reason, we will pay to the employee his or her base salary accrued through the termination of the employment agreement, any reimbursable expenses, any pro-rata annual bonus and any benefits required to be paid or provided under applicable law. The employment agreements provide that each of these employees agrees that he or she will be entitled to no other severance.

We have an oral employment agreement with Mr. McGuinness under which he agrees to serve as our Chief Operating Officer.  Mr. McGuinness will provide ten to fifteen hours of service to us per week, plus additional time as required by us, in exchange for an annual salary of $50,000.

The following table sets forth information regarding the annual compensation we paid to our Chief Executive Officer and the only other executive officer compensated by us prior to December 29, 2004. It also sets forth information regarding our Chief Executive Officer and our four other highest paid executive officers with cash compensation in excess of $100,000, who we refer to as our named executive officers, following December 29, 2004.

	Annual Compensation
Name and Principal Position	Year	Salary	Bonus

Robert D. Parks	2004	$0	$0
Chairman and CEO (1)	2003	$0	$0
	2002	$0	$0

Barry L. Lazarus (2)	2004	$250,000	$60,000
President, Chief Operating Officer, Treasurer and	2003	$200,000	$50,000
Chief Financial Officer	2002	$175,000	$0

Michael J. Moran (3)	2004	$0	$0
Vice President, General Counsel and Secretary

John DiGiovanni (4)	2004	$0	$0
Senior Vice President of Development

James W. Kleifges (5)	2004	$0	$0
Vice President, Chief Financial Officer,
Treasurer and Assistant Secretary

Jason A. Lazarus (6)	2004	$0	$0
Vice President and Director of Acquisitions

JoAnn M. Armenta (7)	2004	$0	$0
President of property management operations and President of our property management companies

(1)            As described above, Mr. Parks received no compensation from us for his services as our Chief Executive Officer. Effective December 29, 2004 and in connection with our acquisition of our business manager/advisor and property managers, Mr. Parks resigned as our Chief Executive Officer.

(2)            As described above, prior to December 29, 2004 Mr. Lazarus was our President, Chief Operating Officer, Treasurer and Chief Financial Officer. For the period January 1, 2004 through December 29, 2004, we paid Mr. Lazarus a salary of $250,000 and a bonus of $60,000. Effective December 29, 2004, Mr. Lazarus entered into an employment agreement with us and became our President, Chief Executive Officer and Chief Operating Officer. Pursuant to his employment agreement, Mr. Lazarus received $0 as compensation from us for the period December 29, 2004 through December 31, 2004.  In May 2005, he relinquished his role as Chief Operating Officer.

(3)            As described above, effective December 29, 2004, Mr. Moran became our Vice President, General Counsel and Secretary. Pursuant to his employment agreement with us, Mr. Moran was paid $250,000 per year, and was paid $0 for the period December 29, 2004 through December 31, 2004. Mr. Moran resigned as of May 13, 2005.

(4)            As described above, effective December 29, 2004, Mr. DiGiovanni became our Senior Vice President of Development. Pursuant to his employment agreement with us, Mr. DiGiovanni will be paid $200,000 per year, and was paid $0 for the period December 29, 2004 through December 31, 2004.

(5)            As described above, effective December 29, 2004, Mr. Kleifges became our Vice President, Chief Financial Officer, Treasurer and Assistant Secretary. Pursuant to his employment agreement with us, Mr. Kleifges will be paid $150,000 per year, and was paid $0 for the period December 29, 2004 through December 31, 2004.

(6)            As described above, effective December 29, 2004, Mr. Lazarus became our Vice President and Director of Acquisitions. Pursuant to his employment agreement with us, Mr. Lazarus, who is Barry Lazarus’ son, was paid $125,000 per year, and was paid $0 for the period December 29, 2004 through December 31, 2004. Mr. Lazarus resigned as of March 31, 2005.

(7)            As described above, effective December 29, 2004, Ms. Armenta became our President of property management operations and President of our property management companies. Pursuant to her employment agreement with us, Ms. Armenta will be paid $115,000 per year, and was paid $0 for the period December 29, 2004 through December 31, 2004.

Option Grants in 2004

There were no grants of stock options or stock appreciation rights to any executive officers in 2004.

Option Exercises and Year End Option Values

None of our executive officers have been granted any stock options or stock appreciation rights as of December 31, 2004.

Report of Directors on Compensation

Effective March 25, 2005, our Board established a compensation committee. Prior to that time, all compensation decisions relating to our executive officers were made by our Board, except that Mr. Lazarus abstained from any decisions regarding his compensation. The Board determined the compensation of Barry L. Lazarus, at the time our sole employee, during 2004 for the period prior to December 29, 2004. Mr. Lazarus’ compensation was determined by direct negotiation with our Board.

The Board negotiated, on our behalf, the terms and conditions of the employment agreements we entered with Mr. Lazarus and our other executive officers on December 29, 2004 directly with these individuals as part of the acquisition of our business manager/advisor and our property managers.

The Board of Directors of Inland Retail Real Estate Trust, Inc.:

Daniel K. Deighan

Kenneth E. Masick

Michael S. Rosenthal

Robert D. Parks

Barry L. Lazarus

Richard P. Imperiale

Brenda G. Gujral

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 29, 2004, and pursuant to an agreement and plan of merger entered into on September 10, 2004, we acquired, by merger, four entities affiliated with our former sponsor, Inland Real Estate Investment Corporation, which entities provided business management, advisory and property management services to us. The four entities acquired were Inland Retail Real Estate Advisory Services, Inc., Inland Southern Management Corp., Inland Mid-Atlantic Management Corp. and Inland Southeast Property Management Corp., which we collectively refer to as the acquired companies. Shareholders of the acquired companies received an aggregate of 19,700,060 shares of our common stock, valued under the merger agreement at $10.00 per share. The terms of the merger agreement, including the financial terms of the transaction, were negotiated at arms-length between representatives of the former shareholders of the acquired companies and a special committee comprised of our Independent Directors that our Board formed for the purpose of evaluating and negotiating such transaction.

The following were parties to the merger: us; the acquired companies; IRRETI Acquisition 1, Inc.; IRRETI Acquisition 2, Inc.; IRRETI Acquisition 3, Inc.; IRRETI Acquisition 4, Inc.; Inland Real Estate Investment Corporation; certain shareholders of each of Inland Southern Management Corp., Inland Mid-Atlantic Management Corp., and Inland Southeast Property Management Corp.; Daniel L. Goodwin, as agent; and The Inland Group, Inc. (for limited purposes). All of these entities were affiliates of ours.

The former principal shareholders of our property management companies are affiliates of The Inland Group, Inc., or Inland. Additionally, our former sponsor, Inland Real Estate Investment Corporation, was the sole shareholder of our former business manager/advisor and is a wholly-owned subsidiary of Inland. Robert D. Parks, who is our Chairman and a member of our Board, is a shareholder, officer and director of Inland. Also, Barry L. Lazarus is our Chief Executive Officer, and President and a Board Member. Mr. Parks and Mr. Lazarus were shareholders of one or more of the acquired companies, and received shares of our common stock as consideration in the merger transaction. Mr. Parks received 488,126 shares of our common stock and Mr. Lazarus received 115,771 shares of our common stock.

As of December 31, 2004, Mr. Goodwin beneficially owned approximately 7.9% of our common shares, taking into account the shares issued in the merger transaction. Approximately 7.8% of such interest results from Mr. Goodwin’s beneficial ownership of all the shares issued in the merger, due to his dispositive power over all of the shares held in escrow pursuant to (i) his authority as shareholder agent and (ii) his indirect controlling interest in Inland Real Estate Investment Corporation, which has authority to sell its escrowed shares received in the merger. The other approximately 0.1% portion of such interest represents shares purchased and owned by Mr. Goodwin prior to the merger. Assuming that all of the escrowed shares are distributed upon termination of the escrow in accordance with the escrow agreement, Mr. Goodwin will then beneficially own, via direct and indirect control, 6.3% of our common shares, a reduction from the 7.9% described above because Mr. Goodwin will no longer be the shareholder agent and will no longer be deemed to beneficially own our shares distributed to the other shareholders of the property managers. Of the other former shareholders, officers and directors of the acquired companies, and taking into effect the shares issued as part of the merger, none beneficially owns more than 1% of our common shares.

Brenda G. Gujral, who is a member of our Board, was a shareholder of one or more of the acquired companies, and received 96,694 shares of our common stock as consideration in the merger transaction.

JoAnn M. Armenta and John DiGiovanni, who are employees and officers of ours, were shareholders of one or more of the acquired companies, and received shares of our common stock as consideration in the merger transaction. Ms. Armenta received 26,958 shares of our common stock, Mr. DiGiovanni received 16,058 shares of our common stock and Ms. Young received 10,900 shares of our common stock.

As a shareholder of one or more of the companies we acquired in the merger transaction, Mr. McGuinness received 117,829 shares of our common stock in connection with the closing of the merger transaction. Mr. McGuinness currently holds a total of 124,862.0810 shares of the Company’s common stock. As Mr. McGuinness continues to provide services for certain affiliates of The Inland Group, and the Company did not hire him on a full time basis, the Company may have to compete for his time and attention.

In connection with the closing of the merger transaction, we entered into the following agreements:

•                  Escrow Agreement. An escrow agreement pursuant to which all of the common stock issued to the shareholders of the acquired companies was deposited into an escrow fund as security for indemnification claims of ours under the merger agreement. The escrow includes all proceeds resulting from the sale and investment of our common stock originally deposited into the escrow fund, but, in most instances, excludes dividends and distributions with respect to such stock. Seventy-five percent of the property in the escrow fund will be released on the first anniversary of the merger closing date, with the balance of such property to be released on the 540th day after the merger closing date, subject, in each case, to any pending claims of ours for indemnification under the merger agreement.

•                  Employment Agreements. Employment agreements with each of the individuals and on the terms and conditions described above under the heading “Executive Compensation.”

•                  Consulting Agreements. Separate consulting agreements between us and each of: Robert D. Parks, G. Joseph Cosenza, Daniel L. Goodwin and Thomas P. McGuinness, pursuant to which these individuals provide certain strategic and operational assistance for our benefit, including guidance as to prospective investment, financing, acquisition, disposition, development, leasing, property management, joint venture and other real estate opportunities. The consultants will not receive direct compensation for their services, but we will reimburse their expenses in fulfilling their duties under the agreements and, if consulting services are provided in connection with the listing of our shares on a national exchange, a fee agreed to by us and the consultant will be paid in connection therewith.

•                  Transition Property Due Diligence Services Agreement. A transition property due diligence services agreement between us and Inland Real Estate Acquisitions, Inc., or IREA, pursuant to which certain property negotiation, acquisition, due diligence and closing services are provided to us. Under this agreement, as amended, we will reimburse IREA the following costs and expenses (some of which are refundable or reimbursable to us in certain circumstances):

•                    If IREA negotiates, on our behalf, the business terms of a letter of intent, letter agreement or agreement of purchase and sale, a non-accountable administrative overhead expense reimbursement equal to twenty-five thousand dollars payable at the closing of each acquisition;

•                    If IREA provides due diligence services with respect to a property, a non-accountable due diligence cost reimbursement equal to fifteen thousand dollars payable at the closing of each acquisition; and

•                    Reasonable, third party out-of-pocket costs incurred by IREA in connection with performing services under this agreement.

•                  Property Acquisition Agreement. A property acquisition agreement between us and IREA, pursuant to which we have been granted a right of first offer to acquire, on a priority basis relative to other clients of IREA, certain retail, mixed-use and single-user properties located east of the Mississippi River in the continental United States, but excluding that portion of such geographical area located within 400 miles of Oak Brook, Illinois. The initial term of this agreement expires on the later to occur of December 30, 2009, or the date that none of Robert D. Parks, G. Joseph Cosenza, Daniel L. Goodwin and Thomas P. McGuinness are our consultants, directors or officers and no other individual serving as an officer or director of either IREA or its parent is a director or officer of ours. We will pay certain expense reimbursements to IREA, as provided for in the transition property due diligence services agreement described above.

•                  Registration Rights Agreement. A registration rights agreement between us and certain of the former shareholders of the acquired companies, pursuant to which we granted to the former shareholders of the acquired companies certain registration rights with respect to our shares of common stock that they received in the merger transaction.

•                  Trademark License Agreement. A trademark license agreement between us and The Inland Real Estate Group, Inc., pursuant to which we received an exclusive, royalty-free license, to use solely in connection with our real estate business, our name and design mark and a non-exclusive, royalty-free license, to use solely in connection with our real estate business, the “Inland” name and logo. The initial term of this agreement is ninety-nine years. There are no license fees due or payable under this agreement.

•                  Software License Agreement. A software license agreement between us and Inland Computer Services, Inc., pursuant to which we have been granted limited rights to use and copy certain software owned and licensed by Inland Computer Services, Inc. The initial term of this agreement is five years. There are no license fees due or payable under this agreement.

•                  Indemnification Agreement. Indemnification agreements between us and certain of the former directors and officers of the acquired companies, pursuant to which we have agreed to indemnify such directors and officers for certain acts taken or omitted to be taken in their capacity as such directors or officers prior to the closing date of the merger. The term of these agreements is ten years.

•                  Communications Services Agreement. A communications services agreement between us and Inland Communications, Inc., pursuant to which we are provided certain marketing, communications and media relations services. We will pay $40.00 per hour for the services rendered under this agreement.

•                  Office and Facilities Management Services Agreement. An office and facilities management services agreement among us and Inland Office Management and Services, Inc., and Inland Facilities Management, Inc., pursuant to which we are provided certain office and facilities management services. Under this agreement, we will reimburse the service provider for our proportionate share of the salaries and overhead of mailroom, courier and switchboard personnel and any other operating expenses incurred by the service provider.

•                  Legal Services Agreement. A legal services agreement between us and The Inland Real Estate Group, Inc., pursuant to which we are provided certain legal and advisory services. Under this agreement, we will pay for attorney and paralegal time at a fixed hourly rate to be agreed upon annually.  We are also obligated to reimburse the service provider for reasonable, actual, out-of-pocket costs and expenses incurred with respect to the rendering of services under this agreement.

•                  Personnel Services Agreement. A personnel services agreement between us and Inland Payroll Services, Inc., pursuant to which we are provided certain pre-employment, new hire, human resources, benefit administration and payroll and tax administration services. Under this agreement, we will pay for services rendered at billing rates to be fixed annually; provided, however, that the billing rates cannot be greater than the billing rates charged to any other client of the service provider.

•                  Property Tax Services Agreement. A property tax services agreement between us and Investors Property Tax Services, Inc., pursuant to which we are provided certain property tax payment and processing services and real estate tax assessment reduction services. Under this agreement, we will pay for services at billing rates to be fixed annually, provided, however, that the billing rates cannot be greater than the billing rates charged to any other client of the service provider.

•                  Computer Services Agreement. A computer services agreement between us and Inland Computer Services, Inc., pursuant to which we are provided certain data processing, computer equipment and support services, and other information technology services. Under this agreement, we will pay for services rendered at billing rates to be fixed annually for programming and consulting time, disk storage, printing (including color printing), e-mail services, network PC usage, and equipment rental, provided, however that the billing rates cannot be greater than the billing rates charged to any other client of the service provider. Additionally, we are obligated to pay a proportionate share of the service provider’s operating costs for CPU usage.

•                  Insurance and Risk Management Services Agreement. An insurance and risk management services agreement between us and Inland Risk and Insurance Management Services, Inc., pursuant to which we are provided certain risk and insurance management services. Under this agreement, we will pay a proportionate share of the service provider’s annual operating expenses.

Except as otherwise stated above, each of the foregoing agreements have initial terms of five years, with automatic one year renewals until either party elects not to renew. However, all of the foregoing agreements (other than the registration rights agreements and the indemnification agreements) may be terminated upon the occurrence of certain events, including a change of control.

With respect to the foregoing agreements, the following is a brief description of material relationships between us and any of the other parties to these agreements:

•                  Daniel L. Goodwin, Robert D. Parks and G. Joseph Cosenza all are shareholders of, and consultants to, us (see “Consulting Agreements” description above). Additionally, Mr. Parks is our Chairman and serves on our Board. Mr. Goodwin, Mr. Parks and Mr. Cosenza own interests in, and are officers and/or directors of, certain companies that indirectly own or control Inland Real Estate Investment Corporation, IREA, The Inland Real Estate Group, Inc., Inland Computer Services, Inc., Inland Communications, Inc., Inland Office Management and Services, Inc., Inland Payroll Services, Inc., Investors Property Tax Services, Inc., and Inland Risk and Insurance Management Services, Inc.

•                  Thomas P. McGuinness, who is our Chief Operating Officer, is a consultant to us (see “Consulting Agreements” description above), is a former officer and/or director of one or more of the acquired companies, and is a shareholder of ours.

•                  Barry L. Lazarus, JoAnn M. Armenta and John DiGiovanni are shareholders and employees of ours, and receive rights under the registration rights agreements described above. Additionally, Mr. Lazarus serves on our Board.

•                  As former officers and/or directors of certain of the acquired companies, John DiGiovanni, James W. Kleifges and JoAnn M. Armenta, who are employees of ours, received indemnification agreements from us.

As part of the merger transaction, effective as of December 29, 2004, Barry L. Lazarus resigned as our Chief Financial Officer in order to fully dedicate his time to performing his duties as our President, Chief Executive Officer and (until May 2005) Chief Operating Officer. James W. Kleifges replaced Mr. Lazarus as our Chief Financial Officer. Mr. McGuinness replaced Mr. Lazarus as our Chief Operating Officer in May 2005.

As of December 31, 2004 and 2003, we had incurred $215,204,000 and $215,055,000 respectively, of offering costs, of which $196,956,000 was paid to affiliates of our former business manager/advisor, none of which was unpaid at December 31, 2004 and 2003. In accordance with the terms of the offerings, our former business manager/advisor had guaranteed payment of all public offering expenses (excluding selling commissions and the marketing contribution and the due diligence expense allowance) in excess of 5.5% of the gross offering proceeds or all organization and offering expenses (including selling commissions) which together exceed 15% of gross offering proceeds. As of December 31, 2004 and 2003, offering costs did not exceed the 5.5% and 15% limitations.

Prior to the merger, our former business manager/advisor and its affiliates were entitled to reimbursement for salaries and expenses of employees of our former business manager/advisor and its affiliates relating to the offerings. In addition, an affiliate of our former business manager/advisor was entitled to receive selling commissions, and the marketing contribution and due diligence expense allowance from us in connection with the offerings. Such costs are offset against the shareholders’ equity accounts and total none, $84,803,000 and $79,615,000 for the years ended December 31, 2004, 2003 and 2002, respectively, of which none was unpaid as of December 31, 2004 and 2003.

Prior to the merger, our former business manager/advisor and its affiliates were entitled to reimbursements for general and administrative expenses incurred relating to our administration. Such costs are expensed as part of general and administrative expenses or capitalized as part of property acquisitions. During the years ended December 31, 2004, 2003 and 2002 we incurred $3,351,000, $3,250,000 and $1,703,000, respectively, of which $527,000 and $551,000 remained unpaid as of December 31, 2004 and 2003, respectively.

An affiliate of our former business manager/advisor provides loan servicing to us for an annual fee. Such costs are included in property operating expenses. An agreement allowed for annual fees totaling 0.03% of the first $1 billion of the mortgage balance outstanding and 0.01% of the remaining mortgage balance, payable monthly. On April 1, 2004, we entered into a new agreement. This agreement is for an initial term of one year and will continue each year thereafter unless terminated. The fee structure requires monthly payments of one hundred seventy-five dollars per loan. The fee increases to two hundred dollars per loan should the number of loans serviced fall below 100. Such fees totaled $407,000, $290,000 and $145,000 for the years ended December 31, 2004, 2003 and 2002, respectively. None remain unpaid at December 31, 2004 and 2003.

An affiliate of our former business manager/advisor provides investment advisory services for our investment securities for a monthly fee. The agreement allows for a monthly fee of 0.75% per annum based on the average daily net asset value of any investments under management. Such fees are included in general and administrative expenses and totaled $84,000, none and none for the years ended December 31, 2004, 2003 and 2002, respectively. No amounts remain unpaid as of December 31, 2004 and 2003.

Our former business manager/advisor had contributed $200,000 to our capital for which it received 20,000 shares. These shares were transferred to Inland Real Estate Investment Corporation on August 1, 2004.

We use the services of an affiliate of our former business manager/advisor to facilitate the mortgage financing that we obtained on some of the properties purchased. Such costs are capitalized as loan fees and amortized to interest expense over the respective loan term. During the years ended December 31, 2004, 2003 and 2002, we paid loan fees totaling $762,000, $2,218,000 and $477,000, respectively, to this affiliate. No amounts remain unpaid as of December 31, 2004 and 2003.

We use an affiliate of our former business manager/advisor to provide construction services for tenant improvements, development projects and ongoing repairs and maintenance. During the years ended December 31, 2004, 2003 and 2002, we paid $7,290,000, $5,706,000 and $1,990,000, respectively, for these services.

Prior to the merger on December 29, 2004, we were obligated to pay an advisor asset management fee of not more than 1% of our net asset value to our former business manager/advisor. Our net asset value is defined as the total book value of our assets invested in equity interests and loans receivable secured by real estate, before reserves for depreciation, reserves for bad debt or other similar non-cash reserves, reduced by any mortgages payable on the respective assets. We computed our net asset value by taking the average of these values at the end of each month for which we were calculating the fee. The fee was payable quarterly in an amount equal to 1/4 of 1% of net asset value as of the last day of the immediately preceding quarter. For any year in which we qualified as a REIT prior to the completion of the merger, our former business manager/advisor was required to reimburse us for the following amounts, if any: (1) the amounts by which our total operating expenses (the sum of our advisor asset management fee plus other operating expenses) paid during the previous fiscal year exceed the greater of: (i) 2% of our average invested assets for that fiscal year (average invested assets is the average of the total book value of our assets invested in equity interests and loans secured by real estate, before depreciation, reserves for bad debt or other similar non-cash reserves; we computed the average invested assets by taking the average of these values at the end of each month for which we were calculating the fee.); or (ii) 25% of our net income, before any additions to or allowances for reserves, depreciation, amortization, bad debts or other similar non-cash reserves and before any gain from the sale of our assets, for that fiscal year; plus (2) an amount, which would not exceed our advisor asset management fee for that year, equal to any difference between the total amount of distributions to shareholders for that year and a 7% minimum annual return on the net investment of shareholders. For the years ended December 31, 2004, 2003 and 2002, we incurred $18,958,000, $15,531,000 and $5,293,000, respectively, of asset management fees, of which none and $12,031,000 was unpaid at December 31, 2004 and 2003, respectively.

Prior to the merger, the property managers, entities owned principally by individuals who are affiliates of our former business manager/advisor, were entitled to receive property management fees totaling 4.5% of gross operating income, for management and leasing services. Such costs are included in property operating expenses. We incurred property management fees of $20,574,000, $13,050,000 and $4,870,000 for the years ended December 31, 2004, 2003 and 2002, respectively, of which $373,000 and none remained unpaid at December 31, 2004 and 2003, respectively.

We established a discount stock purchase policy for employees of our former business manager/advisor and its affiliates that enabled them to purchase shares of common stock at a discounted price of either $9.05 or $9.50 per share depending upon when the shares were purchased. We sold 20,227 shares to them and recognized an expense related to these discounts of $188,000 for the year ended December 31, 2003. This policy ended with the closing of our offerings in 2003.

On September 30, 2003, we funded a $24,250,000 mortgage note receivable to an affiliate of our former business manager/advisor. This mortgage note receivable was secured by the underlying property known as The Shops at Park Place in Plano, Texas. The note maintained a variable interest rate which was subject to an interest rate floor of 5%. The note required monthly payments of interest only with a final balloon payment which was paid before maturity on October 31, 2003.

During 2003, we funded various costs and deposits related to properties and financings that were eventually not closed by us. Subsequently, an affiliate of our former business manager/advisor decided to purchase these properties and accordingly we were reimbursed for those costs and deposits. As of December 31, 2003, the balance due related to these items was $2,024,000 and was classified in other assets. This amount has been repaid and a refund of $107 is due to an affiliate for over payment.

On February 24, 2005, we entered into a First Amendment to Transition Property Due Diligence Services Agreement with.  This amendment modified the Transition Property Due Diligence Services Agreement described above to, among other things, eliminate the $11,500 non-accountable administrative overhead expense reimbursement payable by us to IREA

On February 24, 2005, we entered into a Property Services Agreement with IREA pursuant to which we provide to IREA certain property negotiation, acquisition, due diligence and closing services with respect to certain retail, mixed-use and single-user properties located east of the Mississippi River in the continental United States, but excluding that portion of such geographical area located within 400 miles of Oak Brook, Illinois. The term of this agreement continues until the termination of the Property Acquisition Agreement described above. Under the Property Services Agreement, IREA is obligated to pay to us certain fees for services rendered (some of which are refundable or reimbursable to us in certain circumstances).

On February 24, 2005, we entered into a Letter Agreement with IREA pursuant to which we and IREA each waived certain of the fees and reimbursements payable with respect to certain properties under the Property Services Agreement and the Transition Property Due Diligence Services Agreement and Property Acquisition Agreement described above.

With respect to the foregoing First Amendment to Transition Property Due Diligence Services Agreement, Property Services Agreement, and the Letter Agreement, the following is a brief description of material relationships between us and any of the other parties to the agreements:  Daniel L. Goodwin, Robert D. Parks and G. Joseph Cosenza all are shareholders of ours and are consultants to us. Additionally, Mr. Parks is our Chairman and serves on our Board of Directors. Mr. Goodwin, Mr. Parks and Mr. Cosenza own interests in, and are officers and/or directors of, certain companies that indirectly own or control IREA.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of June 22, 2005, regarding the number and percentage of shares beneficially owned by: (i) each director; (ii) each named executive officer; (iii) all directors and executive officers as a group; and (iv) any person known to us to be the beneficial owner of more than 5% of our outstanding shares. As of June 22, 2005, we had 58,736 stockholders of record and 254,705,315.8370 shares of common stock outstanding.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED (1)		PERCENT OF CLASS

Robert D. Parks	619,452.3660	(3)	*
Brenda G. Gujral	127,281.5683	(4)	*
Barry L. Lazarus	126,820.7240		*
Michael S. Rosenthal	11,304.9849	(2)	*
Daniel K. Deighan	6,569.8343	(2)	*
Kenneth E. Masick	8,490.9333	(2)	*
Richard P. Imperiale	1,000.0000	(2)	*
Michael J. Moran (6)	—		*
John DiGiovanni	16,743.2272		*
Thomas P. McGuinness (8)	124,862.0810		*
James W. Kleifges	—		*
Jason A. Lazarus (7)	—		*
JoAnn M. Armenta	28,108.3553		*
			*
All Directors and Executive Officers as a group (13 persons)	1,070,634.0743		*

5% Stockholders

Daniel L. Goodwin	16,036,420.6242	(5)

*Less than 1%

(1)                                  Beneficial ownership includes outstanding shares and shares which are not outstanding that any person has the right to acquire within 60 days after the date of this table. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investing power with respect to all shares beneficially owned by them.

(2)                                  Includes shares issuable upon exercise of options granted under our independent director stock option plan, to the extent that such options are currently exercisable or will become exercisable within 60 days after the date of this table.  For Mr. Rosenthal, includes 1,586.2735 shares held in UGMA accounts for Mr. Rosenthal’s daughters.

(3)                                  Includes 7,577.2137 shares held in the name of Mr. Parks’ spouse, and 12,604.0021 shares held jointly by Mr. Parks and his spouse.

(4)                                  Includes 26,461.433 shares held in the name of Mrs. Gujral’s spouse.

(5)                                  This amount includes 5,000,000 shares, 2,400,000 shares and 1,355,473.7162 shares of common stock owned by Inland Stock and Securities Holding Corporation, Inland Collateral Corporation and IMIC Stock Holding Corporation, respectively, 128,394.1494 shares owned jointly by Mr. Goodwin and his wife, and 83,134.4516 shares owned individually by Mr. Goodwin’s wife. Inland Stock and Securities Holding Corporation and Inland Collateral Corporation are direct wholly-owned subsidiaries of The Inland Group, Inc., and IMIC Stock Holding Corporation is an indirect wholly-owned subsidiary of The Inland Group, Inc. Daniel L. Goodwin is the controlling shareholder of The Inland Group, Inc.

Daniel L. Goodwin is party to the Agreement and Plan of Merger, dated as of September 10, 2004, by and among us, IRRETI Acquisition 1, Inc., IRRETI Acquisition 2, Inc., IRRETI Acquisition 3, Inc., IRRETI Acquisition 4, Inc., Inland Retail Real Estate Advisory Services, Inc., Inland Southern Management Corp., Inland Mid-Atlantic

Management Corp., Inland Southern Property Management Corp., certain stockholders of our property managers, which we refer to as the participating stockholders, Daniel L. Goodwin, as agent for the participating stockholders, and The Inland Group, Inc., solely for purposes of certain sections of the Merger Agreement. On December 29, 2004, in connection with the closing of the transactions contemplated by the merger agreement, we issued 19,700,060 shares of our common stock to the participating stockholders and the stockholder of our business manager/advisor, all of which are presently held in escrow pursuant to an escrow agreement. Of the 19,700,060 shares held in escrow, 15,435,644 shares are owned as described in the first paragraph above. The remaining 4,264,416 shares were issued to the participating stockholders, each of whom retains the right to vote these shares and, in most instances, receive distributions from, or the proceeds from the sale of, these shares. By nature of his role as agent for the participating stockholders pursuant to the merger agreement and the escrow agreement, Daniel L. Goodwin may be considered the beneficial owner of these 4,264,416 shares; however, pursuant to Rule 13d-4 promulgated under the Securities Exchange Act of 1934, as amended, Daniel L. Goodwin expressly disclaims beneficial ownership of these 4,264,416 shares for the purposes of Section 13(d) and 13(g) of the Exchange Act.

(6)                                  Mr. Moran resigned as of May 13, 2005.

(7)                                  Mr. Lazarus resigned as of March 31, 2005.

(8)                                  Includes 2,005.0790 shares owned jointly by Mr. McGuinness and his spouse.

The address of each of the persons listed above is 2901 Butterfield Road, Oak Brook, Illinois 60523.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of our outstanding shares, to file statements of beneficial ownership and changes in beneficial ownership of our shares with the Securities and Exchange Commission and to furnish us with copies of all statements they file. Based solely on a review of the forms we have received and on written representations from certain reporting persons that no such forms were required for them, we believe that during 2004 all Section 16 filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons.

ESTABLISHMENT OF THE INLAND RETAIL REAL ESTATE TRUST, INC.

2005 EQUITY AWARD PLAN

PROPOSAL 2: TO APPROVE THE ESTABLISHMENT OF THE INLAND RETAIL REAL ESTATE TRUST, INC. 2005 EQUITY AWARD PLAN.

Our success depends, in large measure, on our ability to recruit and retain key employees, officers and directors with outstanding ability and experience. Our Board also believes there is a need to provide employees, officers, and directors with an incentive to enhance stockholder returns.

In order to accomplish these objectives, our Board has adopted the Inland Retail Real Estate Trust, Inc. 2005 Equity Award Plan, or the EAP. The EAP is being presented to stockholders for approval. Approval of the EAP by the stockholders will assure federal income tax deductibility of certain amounts paid under the EAP to certain participants.

Summary Description of the EAP

The following summary of the terms of the EAP is qualified in its entirety by reference to the text of the plan, which is attached as Exhibit C to this proxy statement.  The EAP was adopted by our Board effective as of April 21, 2005, subject to your approval.

Administration

The EAP is administered by the compensation committee of our Board.

Eligibility

All employees, officers, and directors of the company and its affiliates are eligible to participate in the EAP. Approximately 150 of our employees, which includes employees of our affiliates, are presently eligible to participate. However, because the EAP provides for broad discretion by the compensation committee in selecting participants and in making awards, the total number of persons who will participate and the respective benefits to be accorded to them cannot be determined at this time.

Stock Available for Issuance through the EAP

The EAP provides for a number of forms of stock-based compensation, as further described below. Stock-based compensation will typically be awarded in consideration for the future performance of services to us. Up to 300,000 shares of our common stock, par value $0.01 per share, are authorized for issuance through the EAP. Shares issued under the EAP may be either authorized but unissued shares (subject to a maximum of 300,000 shares), treasury shares, or any combination thereof. Provisions in the EAP permit the reuse or reissuance by the EAP of shares of common stock underlying canceled, expired, or forfeited awards of stock-based compensation.

Section 162(m) Performance-Based Compensation

So that awards may qualify under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, which permits performance-based compensation meeting the requirements established by the United States Department of the Treasury regulations to be excluded from the limitation on deductibility of compensation in excess of $1 million paid to certain specified senior executives, the EAP limits awards to individual participants to no more than 30,000 shares subject to awards to an individual participant annually.

Description of Awards under the Plan

Our compensation committee may award to eligible employees, officers, and directors incentive and nonqualified stock options, share appreciation rights, restricted shares, deferred shares, share purchase rights, performance shares and other share-based awards. The forms of awards are described in greater detail below. All awards that are considered deferred compensation under Code Section 409A shall be structured to comply with the requirements of such Code section.

Stock Options. Our compensation has discretion to award incentive stock options, or ISOs, which are intended to comply with Section 422 of the Code, or nonqualified stock options, or NQSOs, which are not intended to comply with Section 422 of the Code. Options may be granted alone or in tandem with other awards. The exercise price of an option may not be less than the fair market value of the underlying shares of common stock on the date of grant. Subject to the specific terms of the EAP, our compensation committee will have discretion to set such additional limitations on such grants as it deem appropriate.

Options granted to employees under the EAP will expire at such times as our compensation committee determines at the time of the grant; provided, however, that no option will be exercisable later than ten years from the date of grant. Each option award agreement will set forth the extent to which the participant will have the right to exercise the option following termination of the participant’s employment with us. The termination provisions will be determined within the discretion of our compensation committee, may not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, if a participant terminates employment due to death or disability, the option may be exercised for two years following the death or disability (one year following the death or disability in the case of ISOs). In the event of a termination for “cause,” unvested stock options shall terminate immediately and vested stock options shall terminate in 30 days following the termination for cause.

Options shall be exercisable at such time or times as determined by our compensation committee at or after the date of grant, provided that generally no stock option shall be exercisable prior to six months and one day following the date of grant.

Upon the exercise of an option granted under the EAP, the option price is payable in full to us, either (a) in cash or check, or (b) by tendering shares having a fair market value at the time of exercise equal to the total option price (provided such shares have been held for at least six months prior to their tender), or (c) by any other means our compensation committee determines to be consistent with the EAP’s purpose and applicable law.

Share Appreciation Rights. Our compensation committee may also award share appreciation rights, or SARs, under the EAP upon such terms and conditions as it shall establish. The exercise price of a freestanding SAR shall equal the fair market value of a share of common stock on the date of grant while the exercise price of a tandem SAR issued in connection with a stock option shall equal the option price of the related option.

Restricted Shares. Our compensation committee also may award shares of restricted common stock alone or in tandem with other awards under the EAP upon such terms and conditions as it shall establish. The award agreement will specify the period(s) of restriction, the number of shares of restricted common stock granted, restrictions based upon the achievement of specific performance objectives and other terms and conditions. Although recipients may have the right to vote these shares from the date of grant, they will not have the right to sell or otherwise transfer the shares during the applicable period of restriction or until earlier satisfaction of other conditions imposed by our compensation committee in its sole discretion. Participants may receive dividends or distributions on their restricted shares and our compensation committee, in its discretion, will determine how any such dividends are to be paid.

Each award agreement for restricted shares will set forth the extent to which the participant will have the right to retain unvested restricted shares following termination of the participant’s employment with us. These provisions will be determined in the sole discretion of our compensation committee, need not be uniform among all restricted shares issued pursuant to the EAP and may reflect distinctions based on reasons for termination of employment. Notwithstanding the foregoing, where the termination of employment is due to death or disability, any restricted shares shall vest, subject to any restrictions applicable to the shares.

Deferred Shares. Our compensation committee may grant deferred shares under the EAP. Our compensation committee shall determine the recipients of and the terms and conditions governing any awards of deferred shares granted under the EAP, including the length of any deferral period.

Share Purchase Rights. Our compensation committee may grant awards of share purchase rights under the EAP. Our compensation committee shall determine the recipients of and the terms and conditions governing any awards of share purchase rights under the EAP.

Performance Shares. Our compensation committee has the discretion to award performance shares under the EAP as an incentive for the performance of future services that will contribute materially to our successful operation. Awards of performance shares may be made either alone or in tandem with other awards. The performance shares shall be awarded upon such terms and conditions as our compensation committee shall establish. A performance share will have an initial value equal to one share of common stock. The payout on the number and value of the performance shares will be a function of the extent to which corresponding performance goals are met.

The value of each performance-based award shall be determined solely upon the achievement of certain preestablished objective performance goals during each performance period.  The duration of a performance period is set by our compensation committee.  A new performance period may begin every year, or at more frequent or less frequent intervals, as determined by our compensation committee. Our compensation committee shall establish, in writing, the objective performance goals applicable to the valuation of performance-based awards granted in each performance period, the performance measures which shall be used to determine the achievement of those performance goals, and any formulas or methods to be used to determine the value of the performance-based awards. The value of performance-based awards may be based on minimum earnings per share, return on equity, or such other factors as our compensation committee shall determine.

Other Share-Based Awards; Interest Equivalents. Our compensation committee may also grant other awards that are valued, in whole or in part, by reference to, or are otherwise based on shares. One such award is a dividend equivalent right. A dividend equivalent right, which entitles the recipient to receive credits based on cash distributions that would have been paid on the shares specified in the dividend equivalent right, if such shares had been issued to and held by the recipient.

Adjustment and Amendments

The EAP provides for appropriate adjustments in the number of shares of common stock subject to awards and available for future awards in the event of changes in outstanding common stock by reason of a merger, stock split, or certain other events.

The EAP may be modified or amended by our Board at any time and for any purpose which our Board deems appropriate. However, no such amendment shall adversely affect any outstanding awards without the affected holder’s consent.

Change in Control

In the event of a change in control, as described in the EAP and as defined under Code Section 409A and the related regulations and notices, all options and SARs granted under the EAP will become immediately vested and exercisable, restriction periods and other restrictions imposed on restricted shares, deferred shares, share purchase rights and other share-based awards shall lapse and the shares and awards shall be deemed fully vested and the value of all outstanding awards, in each case to the extent vested, shall, unless determined by our compensation committee at or after grant but prior to any change of control, be cashed out on the basis of the change in control price as of the date of the change of control.

Duration of the Plan

The EAP will remain in effect until all options and rights granted thereunder have been satisfied or terminated pursuant to the terms of the plan, and all performance periods for performance-based awards granted thereunder have been completed. However, in no event will an award be granted under the EAP on or after June 2015.

Federal Income Tax Consequences

The following discussion of United States federal income tax consequences of the grants under the EAP is based upon the provisions of the Internal Revenue Code of 1986, as amended, or the Code, as in effect on the date of this proxy statement, current regulations and existing administrative rulings of the Internal Revenue Service, all of which are subject to change, perhaps with retroactive effect. We have no obligation to update this information in the event of any changes in tax law or regulations. It is not intended to be a complete discussion of all of the United States federal income tax consequences of the EAP or of the requirements that must be met in order to qualify for the described tax treatment. In addition, there may be foreign, state and local tax consequences that are not discussed herein. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who participate in the EAP.

Options

With respect to options which qualify as ISOs, an EAP participant will not recognize income for federal income tax purposes at the time options are granted or exercised, and we will not be entitled to a deduction with respect to the granting or exercise of such an option except in the limited circumstances discussed below. However, for purposes of the alternative minimum tax, in the year in which an ISO is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment and included in the computation of the recipient’s alternative minimum tax. If the participant disposes of shares acquired by exercise of an ISO either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the ISO, which we refer to as the holding periods, the participant will recognize in the year of disposition: (a) ordinary income, to the extent the lesser of either (1) the fair market value of the shares on the date of option exercise, or (2) the amount realized on disposition exceeds the option price; and (b) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. In addition, if the holding periods are not met, we will be entitled to a deduction corresponding to the ordinary income amount recognized by the participant. If the shares are sold after expiration of the holding periods, the participant generally will recognize long term capital gain or loss equal to the difference between the amount realized on disposition and the option price.

With respect to NQSOs, the participant will not recognize any income and we will not be entitled to a deduction upon grant of the option. Upon exercise, the participant will recognize ordinary income, and we will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

SARs

The recipient of a grant of SARs will not realize taxable income and we will not be entitled to a federal income tax deduction with respect to such grant on the date of such grant. Upon the exercise of an SAR, the recipient will realize ordinary income, and we will generally be entitled to a corresponding deduction, equal to the amount of cash received.

Restricted Shares

A participant holding restricted shares will, at the time the shares vest, realize ordinary income in an amount equal to the fair market value of the shares and any cash received at the time of vesting, and we will generally be entitled to a corresponding deduction for federal income tax purposes. Dividends and distributions paid to the participant on the restricted shares during the restriction period will generally be ordinary income to the participant and deductible as such by us.

Performance Shares

The recipient of a grant of performance shares will not realize taxable income and we will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the payout of such award, the recipient will realize ordinary income and we will generally be entitled to a corresponding deduction, equal to the amount of cash or stock received.

Section 162(m)

Under Section 162(m) of the Code, compensation paid by us in excess of $1 million for any taxable year to “covered employees” generally is deductible by us or our affiliates for federal income tax purposes if the subject compensation is based on the attainment of performance goals, is paid pursuant to a plan approved by our stockholders, and meets certain other requirements. Generally, “covered employee” under Section 162(m) means our Chief Executive Officer and our four other highest paid executive officers as of the last day of the taxable year.

It is presently anticipated that our compensation committee will at all times consist of “outside directors” as required for purposes of Section 162(m), and that our compensation committee will take the effect of Section 162(m) into consideration in structuring EAP awards.

Section 409A

Under Section 409A of the Code, certain types of awards and benefits are classified as deferred compensation. Such deferred compensation must meet the requirements of Code Section 409A, including the rules relating to distributions, acceleration of benefits, and elections, or the recipient will be adversely affected with the inclusion of such amounts in compensation, plus interest and a 20% penalty. All such awards which are classified as deferred compensation under Code Section 409A are intended to meet the requirements of such Code section.

New Plan Benefits under the EAP

Future grants of awards under the EAP will be made at the discretion of the compensation committee, and, accordingly, are not yet determinable. In addition, benefits under the EAP will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the EAP, including our Chief Executive Officer, our named executive officers, our executive officers as a group, our directors who are not executive officers as a group, nominees for director, associates of directors, executive officers or director nominees, each other person who has received or is to receive five percent of such options, warrants or rights and all employees, including all current officers who are not executive officers, as a group.

Although our common stock is not publicly traded, we believe that the fair market value of a share of our common stock as of the date hereof is $10.75.

THE BOARD’S RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

FOR

THE ESTABLISHMENT OF THE INLAND RETAIL REAL ESTATE TRUST, INC.

2005 EQUITY AWARD PLAN.

Vote Required

Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, is required to approve the establishment of the Inland Retail Real Estate Trust, Inc. 2005 Equity Award Plan. For purposes of the vote on the establishment of the plan, abstentions will not be counted as votes cast and will have no effect on the vote, although, as mentioned, they will count toward the presence of a quorum.

ESTABLISHMENT OF THE INLAND RETAIL REAL ESTATE TRUST, INC.

2005 EMPLOYEE STOCK PURCHASE PLAN

PROPOSAL 3: TO APPROVE THE ESTABLISHMENT OF THE INLAND RETAIL REAL ESTATE TRUST, INC. 2005 EMPLOYEE STOCK PURCHASE PLAN.

On April 21, 2005, our Board adopted the Inland Retail Real Estate Trust, Inc. 2005 Employee Stock Purchase Plan, or the Purchase Plan.  If approved by stockholders, the Purchase Plan will be effective on the effective date under the Purchase Plan, which is the later to occur of: (i) July 1, 2005 and (ii) the effective date of the Form S-8 registration statement covering the shares of common stock issuable under the Purchase Plan.

Our Board believes that an employee stock purchase plan is in our best interest and therefore recommends adoption of the Purchase Plan.

Summary Description of the Purchase Plan

The following is a summary of certain terms of the Purchase Plan. This summary is qualified in its entirety by reference to the text of the Purchase Plan, which is attached as Exhibit D to this proxy statement.

Purpose

The purpose of the Purchase Plan is to provide eligible employees with the opportunity to increase their stake in our success by buying common stock from us on favorable terms and paying for the purchases through periodic payroll deductions. These payroll deductions will be applied at semi-annual intervals to purchase shares of common stock at a discount from the then-current marked price.

Administration

The Purchase Plan will be administered by the compensation committee of our Board.

Shares Covered by the Plan

A total of 200,000 shares of our common stock are reserved for issuance under the Purchase Plan, subject to the adjustments described below. Under the Purchase Plan, shares are purchased directly from us. These shares will be made available either from our authorized but unissued shares of common stock or from treasury shares, including shares repurchased on the open market.

Eligibility

An employee will be eligible to participate in the Purchase Plan if such individual is employed by us or any participating subsidiary on a basis that requires such individual to work more than 20 hours per week for more than five months per calendar year, and such individual has been employed by us or any participating subsidiary for at least three months.

However, an employee will not be granted a right to purchase common stock under the Purchase Plan if such individual owns stock possessing more than five percent of the total combined voting power or value of all classes of our stock or any parent or subsidiary of ours. An employee will be considered to own any stock that such employee has a right or option to purchase under this or any other plan, and such employee will be considered to own any stock owned by such employee’s spouse, sister, brother, ancestor and lineal descendants.

Participation

An eligible employee on the effective date may join the Purchase Plan at that time or at the start of any subsequent offering period (January 1 and July 1 of each year). If an individual is not an eligible employee on the start date of an offering period, such employee may enter on the start date of the next offering period on which such individual is an eligible employee or at the start of any subsequent offering period, provided such individual remains an eligible employee.

Stock Investment Limits

An employee may authorize payroll deductions in one percent multiples of his or her base compensation, up to a maximum of 15%. An employee’s contributions to the Purchase Plan are made on an after-tax basis.

Stock Purchase

Shares of common stock will be offered for purchase through a series of overlapping 24-month offering periods. New offering periods begin on each January 1 and July 1. The initial offering period shall begin on the effective date and will end on June 30, 2007. Each offering period will be comprised of four successive six-month accumulation periods. The start date for the first accumulation period will be the same as the start date of the initial offering period. Subsequent accumulation periods will begin on each January 1 and July 1.

If the price of the common stock is lower at the start of a new offering period than it was at the start of the open offering period, an employee will automatically be enrolled in the new offering period.

An employee’s purchase right will be exercised on the last business day of each accumulation period. Therefore, these purchase dates will occur every six months, on each June 30 and December 31.

Stock Purchase Price

The purchase price per share of common stock will be 85% of the lower of (a) the fair market value per share of common stock on the last trading day of the accumulation period or (b) the fair market value per share on the last trading day before the commencement of the applicable offering period (or, in the case of the first offering period, the fair market value of a share of common stock on the effective date). In any event, an employee’s purchase of common stock will always be at a discount of at least 15% of fair market value on the purchase date.

In general, the fair market value per share on any relevant date under the Purchase Plan will be equal to the value as determined in good faith by our Board.

Offering Periods

Once an individual is enrolled in the Purchase Plan for a two-year offering period, such individual will continue in that offering period until the earliest of (a) the end of that offering period, (b) the end of that individual’s participation in the Purchase Plan or (c) automatic re-enrollment in a subsequent offering period. In the event that the fair market value of a share of common stock on the last trading day before the start of the offering period in which an individual is enrolled, or the First Offering Period, is higher than the fair market value of a share of common stock on the last trading day before the start of any subsequent period, or a Subsequent Offering period, such employee will automatically be re-enrolled in the Subsequent Offering Period. An Employee’s participation in the First Offering Period will automatically end with the purchase that occurs immediately before the Subsequent Offering Period starts. In such case, a new two-year offering period starts for such employee and becomes such employee’s “applicable offering period,” and such employee will receive the benefit of the lower price for purchases during that new period.

When an employee has reached the end of a two-year offering period but such individual’s participation is to continue, then such employee will automatically be re-enrolled in the offering period that starts immediately after the end of the prior offering period.

Limitations on Stock Purchases

The total number of shares of our common stock available for purchase by all participants is limited to 200,000 shares, subject to the adjustments described below. The share reserve can be increased with Board and stockholder approval.

The maximum number of shares of our common stock that an employee may purchase in any accumulation period is 5,000 shares, subject to the adjustments described below. An employee may not purchase shares with a value in excess of $25,000 in any calendar year, determined on the basis of the fair market value of our common stock on the start date of the offering period.

Change in Capital Structure

In the event of a stock split, a reverse split or the payment of a stock dividend or any other increase or decrease in the shares of common stock without our receipt or payment of consideration, appropriate adjustments will be made to (a) the maximum number and class of securities issuable under the Purchase Plan, (b) the maximum number of securities purchasable per participant on each purchase date and (c) the number and class of securities and the price per share in effect under each outstanding purchase right. Such adjustments will prevent any dilution or enlargement of the rights and benefits of the Purchase Plan participants.

Plan Termination or Amendment

Our compensation committee has the discretion to terminate the Purchase Plan at any time without notice. If our compensation committee exercises this discretion, the Purchase Plan will terminate in its entirety. Nor further purchase rights will thereafter be granted or exercised, and no further payroll deductions will be collected under the terminated plan. If the Purchase Plan is not earlier terminated by our compensation committee, it will automatically terminate on June 30, 2015. Our Board may amend or suspend the Purchase Plan at any time and without notice. However, certain amendments may require the approval of our stockholders.

Transferability

No rights to purchase shares or to receive shares of our common stock under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of by an employee. Such rights are not transferable by the employee otherwise than by will or the laws of descent and distribution, and are exercisable, during an employee’s lifetime, only by the employee.

No Employment Rights

The Purchase Plan does not create any right to continued employment and shall not be deemed to interfere with our right to terminate or otherwise modify an employee’s employment at any time.

Federal Income Tax Consequences

The following discussion of United States federal income tax consequences of the Purchase Plan is based upon the provisions of the Code as in effect on the date of this proxy statement, current regulations and existing administrative rulings of the Internal Revenue Service, all of which are subject to change, perhaps with retroactive effect. We have no obligation to update this information in the event of any changes in tax law or regulations. It is not intended to be a complete discussion of all of the United States federal income tax consequences of employee stock purchase plans or of the requirements that must be met in order to qualify for the described tax treatment. In addition, there may be foreign, state and local tax consequences that are not discussed herein. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who participate in the Purchase Plan.

The Purchase Plan is intended to qualify as an “employee stock purchase plan,” as defined in Section 423 of the Code. The amounts deducted from an employee’s pay under the Purchase Plan will be included in the employee’s compensation subject to federal income tax. Generally, under such a plan, an employee does not realize additional income at the time of entry into the Purchase Plan or upon the purchase of shares of common stock. If no disposition of the common stock is made within two years from the first day of the offering period during which the shares were purchased and one year from the date the share is purchased by the employee under the Purchase Plan, upon subsequent disposition of the stock, the employee will realize ordinary income equal to the lesser of (a) the excess of the fair market value of the stock at the time of disposition over the purchase price or (b) 15% of the fair market value of the stock on the first day of the offering period. Any excess of appreciated value is considered a capital gain. In order to qualify for long term capital gains tax treatment, the employee must hold the stock to a date that is more than two years from the first day of the offering period during which the shares were purchased and one year from the date of purchase. If these holding requirements are met, we are not entitled to any deduction for tax purposes. On the other hand, if the employee does not meet the holding period requirements, the employee realizes at the time of disposition ordinary income to the extent of the difference between the price paid for the shares and the fair market value on the purchase date, irrespective of the price at which the employee disposes of the shares, and an amount equal to such ordinary income is deductible by us in the year of disposition.

New Plan Benefits under the Purchase Plan

Directors who are not also our employees will not be eligible to participate in the Purchase Plan. The benefits that will be received under the Purchase Plan by participants, including our Chief Executive Officer, our named executive officers, our executive officers as a group, our directors who are not executive officers as a group, nominees for director, associates of directors, executive officers or director nominees, each other person who has received or is to receive five percent of such options, warrants or rights and all employees, including all current officers who are not executive officers, as a group, are not currently determinable. We estimate that approximately 150 of our employees and employees of our subsidiaries will be eligible to participate upon commencement of the first offering period of the Purchase Plan.

Although our common stock is not publicly traded, we believe that the fair market value of a share of our common stock as of the date hereof is $10.75.

THE BOARD’S RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

FOR

THE ESTABLISHMENT OF THE INLAND RETAIL REAL ESTATE TRUST, INC.

2005 EMPLOYEE STOCK PURCHASE PLAN.

Vote Required

Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, is required to approve the establishment of the Inland Retail Real Estate Trust, Inc. 2005 Employee Stock Purchase Plan. For purposes of the vote on the establishment of the plan, abstentions will not be counted as votes cast and will have no effect on the vote, although, as mentioned, they will count toward the presence of a quorum.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the following information as of December 31, 2004: (i) the number of shares of our common stock to be issued upon the exercise of outstanding options, warrants and rights, (ii) the weighted-average exercise price of such options, warrants and rights and (iii) the number of shares of our common stock remaining available for future issuance under our equity compensation plans, other than the outstanding options, warrants and rights described above.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Security Holders	—	—	—

Equity Compensation Plans Not Approved by Security Holders	20,000	$9.05	55,000

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE 2005 FISCAL YEAR

PROPOSAL 3: TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2005 FISCAL YEAR.

KPMG LLP has served as our independent registered public accounting firm since our formation in 1998, and our management believes that they are knowledgeable about our operations and accounting practices and are well qualified to act as our independent registered public accounting firm. Therefore, the Board, upon the recommendation of its audit committee, has appointed KPMG LLP to act as our independent registered public accounting firm to examine our consolidated financial statements for our 2005 fiscal year. Although our selection of an independent registered public accounting firm does not require your approval, we believe it is desirable to obtain your concurrence to our selection.

One or more representatives of KPMG LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for 2004 and 2003, and fees for other services rendered by it:

	Fiscal Year 2004	Fiscal Year 2003

Audit Fees (1)	$935,000	$573,000
Audit Related Fees	15,000	185,000
Tax Fees (2)	174,000	123,000
All Other Fees	—	—
Total Fees	$1,124,000	$881,000

(1)                                  Audit fees include the financial statement audit fee and fees for other attest services, consents, assistance with and review of documents filed with the SEC and, in 2004, internal controls audit fees.

(2)                                  Tax fees consist of fees for review of federal and state income tax returns.

The audit committee reviews and approves in advance the terms of and compensation for both audit and nonaudit services to be provided by KPMG LLP.  This duty has been delegated to the chairman of the audit committee with any such preapproval reported to the audit committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.  Prohibited Non-Audit Services shall be as set forth in the rules promulgated by the SEC, including: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The audit committee has considered whether the provision of the services covered under “All Other Fees” is compatible with maintaining KPMG LLP’s independence.  The audit committee approved 100% of the fees described above.

THE BOARD’S RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

FOR

THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2005 FISCAL YEAR.

Vote Required

Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, is required to ratify the appointment. For purposes of the vote on the appointment, abstentions will not be counted as votes cast and will have no effect on the vote, although, as mentioned, they will count toward the presence of a quorum.

MISCELLANEOUS AND OTHER MATTERS

Advance Notice Procedures for Making Director Nominations and Stockholder Proposals

Stockholder proposals for our annual meeting of stockholders to be held in 2006 will not be included in our proxy statement for that meeting unless the proposal is proper for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders and is received by our Secretary at our executive offices located in Oak Brook, Illinois, no later than February 23, 2006. Stockholders must also follow the procedures prescribed in SEC Rule 14a-8 under the Exchange Act.

In addition, our amended and restated bylaws, or our bylaws, provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must generally be given to our Secretary not less than 90 days nor more than 120 days before the date on which we first mailed our notice of meeting and accompanying proxy materials for the prior year’s annual meeting of stockholders.

These bylaw requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement. If these requirements are not followed, the nomination or proposal presented at an annual meeting of stockholders will be out of order and will not be acted upon. Any stockholder desiring a copy of our bylaws will be furnished one without charge upon written request to our Secretary at our principal executive offices. A copy of our bylaws, as amended, is filed as Exhibit 3.2, Exhibit 3.2(a) and Exhibit 3.2(b) to our annual report on Form 10-K for the year ended December 31, 2004 and is available at the SEC Internet site (http://www.sec.gov).

Proxy Solicitation Costs

We will bear all expenses incurred in connection with the solicitation of proxies. We will, upon request, reimburse brokerage firms and other nominee holders for their reasonable expenses incurred in forwarding the proxy solicitation materials to the beneficial owners of our shares. Our officers, directors and employees may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses.  In addition, we have hired Morrow & Co., Inc. to solicit proxies on our behalf.  The cost of soliciting proxies on our behalf will be approximately $5,000 plus costs and expenses.

Other Matters

As of the date of this proxy statement, the above are the only matters we are aware of that are to be acted upon at the meeting. If any other matter should properly come before the meeting for which we did not receive proper notice in accordance with the requirements of our bylaws, as presented above, the persons appointed by your proxy will vote on those matters in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with their discretion and best judgment. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on any such other matter will be required for approval.

By the order of the Board of Directors,

Robert D. Parks
Chairman of the Board of Directors

Oak Brook, Illinois

July 5, 2005

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES, INCLUDING YOUR VOTING VIA THE INTERNET OR VIA TOUCH-TONE TELEPHONE, WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.  WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, OR VOTE VIA THE INTERNET OR VIA TOUCH-TONE

TELEPHONE, BEFORE THE MEETING, SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING.

Our 2004 Annual Report on Form 10-K to stockholders includes our financial statements for the fiscal year ended December 31, 2004. The 2004 Annual Report does not form any part of the material for the solicitation of proxies.

EXHIBIT A

CHARTER OF THE AUDIT

COMMITTEE OF THE BOARD OF DIRECTORS

OF INLAND RETAIL REAL ESTATE TRUST, INC.

This CHARTER (this “Charter”) OF THE AUDIT COMMITTEE (the “Committee”) OF THE BOARD OF DIRECTORS OF INLAND RETAIL REAL ESTATE TRUST, INC. (the “Company”) has been adopted by the Board of Directors of the Company (the “Board”) on the 25th day of February, 2005.

A.                                   Purpose.  The purpose of the Committee shall be to perform and carry out any and all powers and responsibilities delegated by the Board to the Committee from time to time consistent with the Company’s charter and bylaws, which powers and responsibilities shall include, without limitation, assisting the Board in the performance of its responsibilities regarding the following:

(i)                                     Provide assistance to the Board in fulfilling its responsibility to the shareholders and potential shareholders of the Company and to the investment community relative to the Company’s corporate accounting and public reporting practices and the quality and integrity of financial statements of the Company;

(ii)                                  Appoint, retain, compensate and oversee the work of the Company’s registered public accounting firm engaged for the purpose of preparing and issuing an audit report or performing audit, internal control or review attestation services, including determining such accounting firm’s qualifications and independence;

(iii)                               Provide assistance to the Board in overseeing the Company’s compliance with legal and regulatory requirements;

(iv)                              Monitor the Company’s internal audit function and independent auditors; and

(v)                                 Prepare the report(s) required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

B.                                     Members of the Committee.  The Committee shall be comprised of no fewer than three (3) members, all of whom (i) shall be Independent Directors (hereinafter defined), (ii) shall be non-employee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Act”), (iii) shall be an outside director under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended, (iv) shall satisfy the requirements of “independence” set forth in Section 10A(m)(3) of the Act, and (v) shall otherwise have sufficient experience, in the Board’s discretion, that would be necessary and useful in the Committee’s performance of its duties and responsibilities.  At all times, at least one member of the Committee shall be, in the business judgment of the Committee, an “audit committee financial expert” within the meaning of applicable SEC rules and regulations (collectively, the “SEC Rules”) and shall have “accounting or related financial management experience” under applicable rules and regulations of the New York Stock Exchange (“NYSE”).  Except with the prior written consent of the Board, members of the Committee shall not serve on the audit committees of more than two (2) other companies which are required to make quarterly and annual filings pursuant to the SEC Rules.  Members of the Committee may not receive or accept any consulting, advisory or other compensatory fee from any accounting firm engaged by the Committee or the Company other than in connection with their service on the Board and the Committee.  Members of the Committee shall be appointed by the Board upon the recommendation of the Company’s Governance and Nominating Committee.  Typically, changes in the Committee’s composition shall be evaluated and addressed at the annual organizational meeting of the Board.  However, the Board reserves the right to make changes in the composition of the Committee at any time, including, without limitation, changing the size of the Committee and removing (with or without cause) and/or appointing Committee members; provided, however, that any replacements of members of the Committee shall be made only upon the recommendation of the Company’s Governance and Nominating Committee.  The Chairman of the Committee shall be designated by the Board.  Committee members shall serve until their resignation or removal.  For the purposes hereof, the term “Independent Director” shall mean those directors that are determined by the Board to satisfy any and all standards and guidelines of independence established by the Board and the SEC and any applicable listing standards promulgated by the NYSE, as such Board standards and guidelines and NYSE listing standards may be amended, modified and/or supplemented from time to time.

C.                                     Powers, Duties and Responsibilities.  In carrying out its responsibilities, the Committee believes that its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and standards and are of the highest quality.  The Board hereby delegates to the Committee the following powers, duties and responsibilities, any or all of which may be revised, modified, revoked, amended or supplemented by the Board from time to time in its sole discretion:

(i)                                     Hold meetings as often as it desires, but not less frequently than quarterly.  The Committee shall periodically meet with Company management, the Company’s internal auditors (or such company serving as the internal audit function), and the Company’s independent auditor.  The Committee may request any director, officer, employee, counsel (including outside counsel) and/or independent auditor to attend a meeting of the Committee.  The Committee shall be governed by the same rules and requirements regarding meetings, action without a meeting, notice, waiver of notice, and quorum and voting requirements as are applicable to committees of the Board contained in the Company’s bylaws.

(ii)                                  Review and recommend to the Board the independent auditors to be selected to audit the financial statements of the Company (including auditing the Company’s internal controls and providing an internal controls report).

(iii)                               Review with the independent auditors and financial management of the Company the Company’s quarterly results.

(iv)                              Review and discuss, prior to filing with the SEC, with the management and independent auditors of the Company, the Company’s annual financial statements, quarterly financial statements, and all internal controls reports (or summaries thereof) to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders, including (a) any issues regarding accounting principles and financial statement presentation (including any significant changes in the Company’s selection of application of accounting principles), and major issues regarding the sufficiency of the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies, (b) analyses prepared by management or the Company’s independent auditor setting forth any significant financial reporting issues with respect to the preparation of Company financial statements, (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company, (d) the Company’s disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, (e) any pro forma or non-GAAP information, (f) any material correcting adjustments that have been identified by the Company’s independent auditor, and (g) any other matters relating to the conduct of the audit of the Company’s annual financial statements or review of the Company’s quarterly or interim financial statements that are to be communicated to the Committee under applicable standards.

(v)                                 Review other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906), and relevant reports rendered by the independent auditors (or summaries thereof).

(vi)                              Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

(vii)                           Review earnings press releases and announcements with management, including review of “non-GAAP financial measures” (as defined in the rules of the SEC), as well as financial information and earnings guidance provided to analysts and rating agencies.

(viii)                        Appoint (subject to shareholder ratification, if applicable), engage, compensate, and oversee the work performed by the independent auditor of the Company for the purpose of preparing or issuing an audit report or related work and by other accounting firm performing other audit, review, or attest services.  Review the experience and qualifications of the members of the team from the independent auditors.  Discuss the audit plan and engagement letter to ensure they cover areas of concern.  Review the performance of the independent auditors and other accounting firms performing other audit, review, or attest services and remove them if circumstances warrant.  Consider periodically whether the rotation of the independent auditor is appropriate.  The independent auditors and any such other accounting firms shall report directly to the Committee and the Committee shall oversee the resolution of disagreements between management and the independent auditors and any such other accounting firms in the event that they arise.  Consider whether the auditor’s performance of permissible non-audit services is compatible with the auditor’s independence.

(ix)                                Review the nature and scope of other professional services provided to the Company by the independent auditors and consider the relationship to the auditors’ independence.

(x)                                   Review with the independent auditor any problems or difficulties and management’s response, including any disagreements with management regarding financial reporting; review the independent auditor’s attestation and report on management’s internal controls report; and hold timely discussions with the independent auditors regarding the following:

a.               all critical accounting policies, practices and estimates in connection with the preparation of the Company’s financial statements;

b.              all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

c.               the effect of off-balance sheet arrangements on the financial statements;

d.              other written communications between the independent auditor and management, including the management letter and schedule of unadjusted differences; and

e.               an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

(xi)                                At least annually, obtain and review a report by the independent auditor describing:

a.               the independent auditor’s own internal quality control procedures;

b.              any material issues raised by the most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

c.               all relationships between the independent auditor, the Company and the members of the Committee.

This annual report shall also include an evaluation of the performance of the lead partner of the independent auditor team and the qualifications, performance and independence of the independent auditor, including considering the adequacy of the independent auditor’s internal controls and whether the provision of permitted non-audit services is compatible with maintaining the independent auditor’s independence.  The Committee shall present its conclusions with respect to the independent auditor to the Board.

(xii)                             Review and approve in advance the terms of and compensation for both audit and non-audit services (other than “Prohibited Non-Audit Services”) to be provided by the independent auditor (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002).  This duty may be delegated to one or more designated members of the Committee with any such pre-approval reported to the Committee at its next regularly scheduled meeting.  Approval of non-audit services shall be disclosed in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.  Prohibited Non-Audit Services shall be as set forth in the SEC Rules, including:  (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

(xiii)                          Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

(xiv)                         Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to monitor and minimize such risks to the Company.  The Committee shall also review and evaluate the Company’s guidelines and policies for identifying and assessing key financial areas and for formulating and implementing steps to address such risk areas.

(xv)                            Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices. Also review with financial management and the independent auditors their qualitative judgments about not only the acceptability but also the appropriateness of accounting principles and financial disclosure practices used or proposed, and particularly the degree of aggressiveness or conservatism of the organization’s accounting principles and underlying estimates.

(xvi)                         Review disclosures made to the Committee by the Company’s chief executive officer (the “CEO”) and chief financial officer (the “CFO”) during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

(xvii)                      Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

(xviii)                   Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

(xix)                           Review the appointment and replacement of the senior internal auditing executive (or the company serving as such internal audit function), as well as the performance of the internal auditing staff.  The senior internal auditing executive (or the company serving as such internal audit function) shall have unfettered access to the Committee.

(xx)                              Review the significant reports to management prepared by the internal auditing department (or the company serving as such internal audit function) and management’s responses.

(xxi)                           Discuss with the independent auditor and management the internal audit department (or the company serving as such internal audit function) responsibilities, budget and staffing and recommended changes in the planned scope of the internal audit.

(xxii)                        Discuss with the management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements, accounting policies or reporting.

(xxiii)                     Obtain assurance from the independent auditor that, during the course of the annual audit, such auditor did not detect or otherwise become aware of information indicating that an illegal act has occurred that might have a material adverse effect on the Company’s financial statements.

(xxiv)                    Obtain reports from management, the Company’s senior internal auditing executive (or the company serving as such internal audit function) and the independent auditor, as appropriate, that the Company and its subsidiaries are in compliance with applicable legal requirements and the Company’s Code of Business Conduct and Ethics.

(xxv)                       Review with management the effect of regulatory and accounting initiatives on the financial statements of the Company and reporting.

(xxvi)                    Review and approve or disapprove all material related party transactions presented to the Committee for review and approval.

(xxvii)                 Establish and maintain procedures for (i) the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, reporting or auditing matters and (ii) the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

(xxviii)              Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, account, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

(xxix)                      Discuss with the independent auditor matters to be disclosed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, and restrictions of the scope of activities or access to requested information.

(xxx)                         Annually prepare a report to shareholders as required by the SEC Rules.

(xxxi)                      Set clear hiring policies, compliant with SEC Rules, for employees or former employees of the independent auditor.  At a minimum, these policies must provide that any registered public accounting firm may not provide audit services to the Company if the CEO, controller, CFO, chief accounting officer or any person serving in an equivalent capacity for the Company was employed by the registered public accounting firm and participated in the audit of the Company within one year of the initiation of the current audit.

(xxxii)                   Confirm with any independent auditor retained to provide audit services for any fiscal year that (a) both the lead audit partner (having primary responsibility for the audit), and the audit partner responsible for reviewing the audit have complied with the requirement that they rotate after five years and are subject to a five-year “time-out” period after rotation and (b) audit partners other than the lead and concurring partner have complied with a seven-year rotation requirement and a two-year time-out period.

(xxxiii)                Discuss with the independent auditor’s national office or other experts regarding the SEC Rules any issues brought to it by the Company’s audit team.

(xxxiv)               Discuss any other items that the relevant accounting standards may require.

(xxxv)                  Review management’s monitoring of the Company’s compliance with the Company’s Code of Business Conduct and Ethics, and ensure that management has the proper review system in place to ensure that Company’s financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.  Advise the Board as to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

(xxxvi)               Review, with the Company’s legal counsel, applicable laws and regulations and legal compliance matters including code of conduct and corporate securities trading policies that could have a material impact on the Company’s financial statements.

(xxxvii)            Assist the Chief Financial Officer of the Company (or its designee) in establishing a program of continuing professional education for the Company’s professional accountants, and monitor such program to ensure that all professional accountants receive training that is appropriate for their respective positions.

(xxxviii)         Review, with the Company’s legal counsel, inquiries received from regulators or government authorities and any other legal matter that could have a material impact on the organization’s financial statements.

(xxxix)                 Confirm annually that each member of the Committee does not have any consulting, advisory or other compensatory or similar arrangement (other than service on the board of directors and its committees) with the Company.

(xl)                                Not less than annually, review and evaluate this Charter and the Committee’s performance (including its composition and organization) and the charters of all other committees of the Board and such committees’ performance, and make appropriate recommendations to improve, performance, effectiveness and efficiency of the Committee and such other committees.

(xli)                             Ensure that this Charter is published on the Company’s website.

(xlii)                          Where appropriate, obtain the advice and assistance of (or separately engage) internal or outside legal, accounting or other advisors.

(xliii)                       Perform any other activities consistent with this Charter, the Company’s Charter and by-laws and SEC Rules as the Committee or the Board deems necessary or appropriate.

D.                                    Designation of Powers, Duties and Responsibilities.  In performing its duties and responsibilities and exercising its power and authority hereunder, the Committee may create any sub-committees of the Committee, to the extent consistent with this Charter, the Company’s charter and bylaws, the Corporate Governance Guidelines, applicable law (including SEC Rules) and any NYSE listing requirements.

E.                                      Funding.  The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor and any advisors retained by the Committee for the purpose of rendering or issuing an audit report.

F.                                      Limitation on Committee’s Role.  While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty or responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  These and the responsibilities and duties of management and the independent auditor.

G.                                     Amendment; Disclosure of Charter.  This Charter may be revised, modified, supplemented, cancelled or terminated only with the approval of a majority of the members of the Board and the unanimous approval of the independent directors of the Board.  This Charter, as it may be amended, revised or supplemented from time to time, shall be posted on any website of the Company, and shall be made available to any shareholder of the Company that requests the same in writing.

H.                                    Other Audit Committee Charters.  This Charter amends and restates in their entirety and supersedes any and all other charter or charters of the Committee that may exist as of the date first set forth above.

EXHIBIT B

CHARTER OF THE GOVERNANCE AND NOMINATING

COMMITTEE OF THE BOARD OF DIRECTORS

OF INLAND RETAIL REAL ESTATE TRUST, INC.

This CHARTER (this “Charter”) OF THE GOVERNANCE AND NOMINATING COMMITTEE (the “Committee”) OF THE BOARD OF DIRECTORS OF INLAND RETAIL REAL ESTATE TRUST, INC. (the “Company”) has been adopted by the Board of Directors of the Company (the “Board”) as of the 23rd day of March, 2005.

A.                                   Purpose.  The purpose of the Committee shall be to perform and carry out any and all powers and responsibilities delegated by the Board to the Committee from time to time consistent with the Company’s charter and bylaws, which powers and responsibilities shall include, without limitation, assisting the Board in the performance of its responsibilities regarding:

(i)                                     identifying qualified individuals to be nominated for election to the Board as directors at the annual shareholder meetings of the Board (or any special meeting of shareholders at which directors are to be elected);

(ii)                                  selecting potential candidates to fill any vacancies on the Board;

(iii)                               determining the size and composition of the Board and its other committees, including the identification of individuals to serve on such other committees;

(iv)                              developing and implementing a procedure to assess the effectiveness of the Board and senior management of the Company;

(v)                                 developing and evaluating the charters for all other committees of the Board;

(vi)                              Evaluating the performance of the Board; and

(vii)                           developing, implementing and enforcing the Company’s corporate governance guidelines.

B.                                     Members of the Committee.  The Committee shall be comprised of not less than three (3) members, all of whom (i) shall be Independent Directors (hereinafter defined), (ii) shall be non-employee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (iii) shall be an outside director under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iv) shall otherwise have sufficient experience, in the Board’s discretion, that would be helpful in the Committee’s performance of its duties and responsibilities.  Typically, changes in the Committee’s composition shall be evaluated and addressed at the annual organizational meeting of the Board.  However, the Board reserves the right to make changes in the composition of the Committee at any time, including, without limitation, changing the size of the Committee and removing (with or without cause) and/or appointing Committee members.  The Chairman of the Committee shall be designated by the Board.  Committee members shall serve until their resignation or removal.  For the purposes hereof, the term “Independent Director” shall mean those directors that are determined by the Board to satisfy any and all standards and guidelines of independence established by the Board and the SEC and any applicable listing standards promulgated by the New York Stock Exchange (“NYSE”), as such Board standards and guidelines and NYSE listing standards may be amended, modified and/or supplemented from time to time.

C.                                     Powers, Duties and Responsibilities.  The Board hereby delegates to the Committee the following powers, duties and responsibilities, any or all of which may be revised, modified, revoked, amended or supplemented by the Board from time to time in its sole discretion:

(i)                                       The Committee shall meet at such times and from time to time as it deems necessary to fulfill its responsibilities, but not less than two (2) times per year.  The Committee shall be governed by the same rules and requirements regarding meetings, action without a meeting, notice, waiver of notice, and quorum and voting requirements as are applicable to committees of the Board contained in the Company’s bylaws.

(ii)                                    Prior to any meeting of shareholders at which directors of the Board are to be elected or re-elected, and/or if, as and when any vacancies on the Board exist or arise, or a director advises the Board or the Committee of his or her intent to resign from the Board, the Committee shall search for, recruit, interview and recommend to the Board for nomination such candidates as the Committee, in its judgment, determines to be qualified and ready, willing and able to serve on the Board.

(iii)                                 Periodically evaluate, and recommend from time to time (taking into consideration the Company’s business strategy and its regulatory, geographic and market environments) qualifications, standards and criteria for Board membership, including the establishment of “independence” standards, and recommend to the Board the skills, experience, education, perspective, background and other criteria and qualifications required for the effective functioning of the Board.

(iv)                                The Committee shall have the power and authority to retain and/or terminate, in its discretion, a search firm to identify potential candidates to recommend to the Board for nomination for election.

(v)                                   Not less than annually, recommend to the Board nominees for each Board committee, taking into consideration, among other matters, any NYSE listing standards and any and all qualifications, standards and criteria established by such committee needed to serve thereon.

(vi)                                Not less than annually, review and discuss with the Board any relationships (direct or indirect) between the Company (including its subsidiaries) and its directors.  Following such review and discussion, the Committee shall determine which directors qualify as Independent Directors.

(vii)                             Not less than annually, review and assess the performance of each director and consider the results of such review and assessment in its determination of whether to nominate such director for re-election.

(viii)                          Not less than annually, review and assess the performance of the Board as a whole, and make recommendations to improve, performance, effectiveness and efficiency of the Board.

(ix)                                  Where appropriate, recommend to the Board the resignation or removal of a director.

(x)                                     From time to time, evaluate report and make appropriate recommendations to the Board regarding the quality and sufficiency of materials and information provided by Company management to the Board and members of Board committees in connection with Board and committee meetings.

(xi)                                  Develop and recommend to the Board corporate governance guidelines and principles to be adopted, implemented and enforced by the Company, including, without limitation, procedures to ensure compliance with such guidelines and principles (the “Corporate Governance Guidelines”).

(xii)                               Not less than annually:  (a) review the Corporate Governance Guidelines and recommend to the Board appropriate revisions thereto or modification thereof; (b) review and report to the Board the adequacy and effectiveness of the Company’s enforcement of the Corporate Governance Guidelines; (c) identify and report to the Board any violations or breaches of the Corporate Governance Guidelines discovered by the Committee; (d) determine and report to the Board whether appropriate measures and actions have been taken by the Company to address and remedy any known violations or breaches of the Corporate Governance Guidelines; and (e) identify and recommend to the Board any course of action that may be taken in an effort to prevent any violations or breaches of the Corporate Governance Guidelines in the future.

(xiii)                            Develop and recommend to the Board a code of business conduct and ethics to be adopted, implemented and enforced by the Company (the “Code of Ethics”), including, without limitation, procedures to ensure compliance with the Code of Ethics and, in conjunction with the Company’s Audit Committee (which shall be responsible for administering procedures and reporting violations of the Code of Ethics relating to financial reporting matters), procedures for employees, officers and directors of the Company to report, on a confidential basis, potential violations of the Code of Ethics.

(xiv)                           Not less than annually:  (a) review the Code of Ethics and recommend to the Board appropriate revisions thereto or modification thereof; (b) review and report to the Board the adequacy and effectiveness of the Company’s enforcement of the Code of Ethics; (c) identify and report to the Board any violations or breaches of the Code of Ethics discovered by the Committee; (d) determine and report to the Board whether appropriate measures and actions have been taken by the Company to address and remedy any known violations or breaches of the Code of Ethics; and (e) identify and recommend to the Board any course of action that may be taken in an effort to prevent any violations or breaches of the Code of Ethics in the future.

(xv)                              Oversee the Board in its review (not less than annually) of its performance (including its composition and organization), and make appropriate recommendations to improve, performance, effectiveness and efficiency of the Board.

(xvi)                           Not less than annually, evaluate this Charter and the Committee’s performance (including its composition and organization) and the charters of all other committees of the Board and such committees’ performance, and make appropriate recommendations to improve, performance, effectiveness and efficiency of the Committee and such other committees.

(xvii)                        Make recommendations to the Board regarding corporate governance matters, including, without limitation, the Company’s charter, bylaws and the charters and bylaws (as applicable) of other committees of the Board.

(xviii)                     Ensure that the following items are published on the Company’s website:  (a) this Charter; (b) the charters of any other Board committees; (c) the Corporate Governance Guidelines; (d) the Code of Ethics; and (e) any other materials, documents or information required by applicable law (including SEC regulations) and/or the NYSE listing standards.

(xix)                             If, as and when appropriate, obtain the advice and assistance of internal or outside legal, accounting or other advisors.

(xx)                                Monitor the orientation and continuing training needs of directors and recommend to the Board action where appropriate.

(xxi)                             Make regular reports to the Board, including an annual report concerning succession planning for the Company’s chief executive officer and other key employees of the Company.

D.                                    Designation of Powers, Duties and Responsibilities.  In performing its duties and responsibilities and exercising its power and authority hereunder, the Committee may create any sub-committees of the Committee, to the extent consistent with this Charter, the Company’s charter and bylaws, the Corporate Governance Guidelines, applicable law (including SEC regulations) and any NYSE listing requirements.

E.                                      Amendment; Disclosure of Charter.  This Charter may be revised, modified, supplemented, cancelled or terminated only with the approval of a majority of the members of the Board.  This Charter, as it may be amended, revised or supplemented from time to time, shall be posted on any website of the Company, and shall be made available to any shareholder of the Company that requests the same in writing.

EXHIBIT C

INLAND RETAIL REAL ESTATE TRUST, INC.

2005 EQUITY AWARD PLAN

SECTION 1.                            Purpose; Definitions.

The purpose of the Inland Retail Real Estate Trust, Inc. 2005 Equity Award Plan (the “Plan”) is to enable Inland Retail Real Estate Trust, Inc. and its subsidiaries (the “Company”) to attract, retain and reward officers, employees and Directors of the Company and its Affiliates (as defined below) by offering them equity or equity-based incentives in the broadest possible manner.

For purposes of the Plan, the following initially capitalized terms shall have the following meanings:

“Affiliate” has the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

“Award” means any award of Stock Options, Share Appreciation Rights, Restricted Shares, Deferred Shares, Share Purchase Rights, Performance Shares or Other Share-Based Awards under the Plan.  All such Awards that are subject to Section 409A of the Code shall, to the extent possible, be construed to be compliant with such Code Section and any regulations, notices or other pronouncements promulgated thereunder and the Committee shall be authorized to take such actions consistent with this intent.

“Board” or “Board of Directors” means the Board of Directors of the Company.

“Cause” means, unless otherwise provided by resolution of the Committee: (i) “Cause” as defined in any Individual Agreement to which the participant is a party; or (ii) if there is no such Individual Agreement or if it does not define “Cause,” “Cause” shall mean: (A) conviction of the participant for committing a felony under federal or state law; (B) dishonesty in the course of fulfilling the participant’s employment duties; (C) willful and deliberate failure on the part of the participant to perform the participant’s employment duties in any material respect; or (D) prior to a Change in Control, any other events or actions as shall be determined by the Committee. The Committee shall, unless otherwise provided in an Individual Agreement with the participant, have the sole discretion to determine whether “Cause” exists for purposes of this Plan, and its determination shall be final.

“Change in Control” has the meaning set forth in Section 13(b) hereof.

“Change in Control Price” has the meaning set forth in Section 13(c) hereof.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute thereto.

“Committee” means the compensation committee of the Board consisting of not less than three Directors who meet the “Non-Employee Director” requirements of Section 16(b)-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any other committee authorized by the Board to administer the Plan provided that the members of such committee meet such requirements; and further provided that all of the members of the committee are Independent Directors.

“Company” means Inland Retail Real Estate Trust, Inc., a Maryland corporation, or any successor corporation or entity and its subsidiaries.

“Covered Employee” means a participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of “covered employees,” as defined in regulations promulgated under Code Section 162(m) or any successor statute.

“Deferred Shares” means an award of the right to receive Shares pursuant to Section 8 hereof.

“Director” means any individual who is a member of the Board of Directors of the Company or an Affiliate.

“Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code or any successor section thereto.

“Distribution Equivalent” means the cash, Shares, other Awards or other property equal in value to distribution paid by the Company with respect to a Distribution Equivalent Right.

“Distribution Equivalent Right” has the meaning set forth in Section 10(a) hereof.

“Effective Date” has the meaning set forth in Section 17 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of a given date (in order of applicability): (i) the closing price of a Share on the national securities exchange on which the Shares are then trading on the day immediately prior to such date, or if Shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if Shares are not traded on a national securities exchange but are quoted on Nasdaq or any successor quotation system: (A) the last sale price (if Shares are then listed as a National Market Issue under the NASD National Market System); or (B) if Shares are not then so listed, the mean between the closing representative bid and asked prices for Shares on the day prior to such date as reported by Nasdaq or any successor quotation system; or (iii) if Shares are not publicly traded on a national securities exchange nor quoted on Nasdaq or any successor quotation system, the mean between the closing bid and asked prices for Shares, on the day prior to such date, as determined in good faith by the Committee; or (iv) if Shares are not publicly traded, the fair market value of a share as determined in good faith by the Committee.

“Freestanding Share Appreciation Rights” means Share Appreciation Rights that are granted independently of any Options described in Section 6 herein.

“Incentive Stock Option” means any Stock Option intended to be, that is designated as, and that otherwise qualifies as, an “Incentive Stock Option” within the meaning of Section 422 of the Code or any successor section thereto.

“Independent Director” has the meaning set forth in Section 162(m) of the Code (or any successor section thereto) and the regulations promulgated thereunder.

“Individual Agreement” means an employment or similar agreement between a participant and the Company or an Affiliate.

 “Non-Employee Director” has the meaning set forth under Section 16 of the Exchange Act or any successor section thereto.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Other Share-Based Awards” means an award granted pursuant to Section 11 hereof that is valued, in whole or in part, by reference to, or is otherwise based on, Shares.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

“Performance Share” means an Award under Section 10 of the Plan of a unit valued by reference to a designated number of Shares, which value may be paid to the participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such Performance Objectives during the Performance Period as the Committee shall establish at the time of such Award or thereafter.

“Performance Objectives” shall have the meaning set forth in Section 10 hereof.

“Performance Period” shall have the meaning set forth in Section 10 hereof.

“Plan” means the Inland Retail Real Estate Trust, Inc. 2005 Equity Award Plan, as may be amended, restated or modified from time to time.

“Retirement” means retirement from active employment with the Company or an Affiliate after the age of 60.

“Restricted Shares” means an award of Shares that is granted pursuant to Section 7 hereof and is subject to restrictions.

“Section 16 Participant” means a participant under the Plan who is subject to Section 16 of the Exchange Act or any successor section thereto.

“Share Appreciation Right” means an award of a right to receive an amount from the Company that is granted pursuant to Section 6 hereof.

“Shares” means shares of the Company’s common stock, par value $0.01 per share.

“Stock Option” or “Option” means any option to purchase Shares (including Restricted Shares and Deferred Shares, if the Committee so determines) that is granted pursuant to Section 5 hereof.

“Share Purchase Right” means an award of the right to purchase Shares that is granted pursuant to Section 9 hereof.

“Tandem Share Appreciation Rights” means Share Appreciation Rights that are granted in connection with related Options pursuant to Section 6 herein, the exercise of which shall require forfeiture of the right to purchase Shares under the related Options (and when Shares are purchased under the Options, the Tandem Share Appreciation Rights shall similarly be canceled.)

“The Inland Real Estate Group of Companies” means the marketing name for a group of separate legal entities that are either subsidiaries of the same entity, affiliates of each other, share some common ownership or were previously sponsored by Inland Real Estate Investment Corporation or one of its affiliates.

“Triggering Event” means an event that is considered a Change in Control.

SECTION 2.                            Administration.

The Plan shall be administered by the Committee.  The Committee shall have full power to interpret and administer the Plan and full authority to select the participants to whom Awards will be granted, including the authority to determine the type and amount of any Award to be granted, the consideration, if any, to be paid for any Award, the timing of any Award, the terms and conditions of any Award, and the terms and conditions of any agreements that will be entered into with a participant in connection with any Award. As to the selection of and grant of Awards to participants who are not executive officers of the Company or an Affiliate, or Section 16 Participants, the Committee may delegate its responsibilities to members of the Company’s management in any manner consistent with applicable law.

The Committee shall have the authority to adopt, alter and repeal rules, guidelines and practices governing the Plan as it shall, from time to time, deem necessary, appropriate or advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto); to direct employees of the Company or any of its advisors to prepare any materials or perform any analyses that the Committee deems necessary, appropriate or advisable; and otherwise to supervise the administration of the Plan.

Any interpretation or administration of the Plan by the Committee, and all actions and determinations of the Committee with respect to the Plan, shall be final, binding and conclusive on the Company, its stockholders, Affiliates, all participants in the Plan, their respective legal representatives, successors and assigns, and all persons claiming under or through any of them. No member of the Board or of the Committee shall incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the Plan.

SECTION 3.         Shares Subject to the Plan.

(a)                                  Aggregate Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c) hereof, the total number of Shares reserved and available for Awards under the Plan is 300,000.  Shares issued under the Plan may be either unauthorized but unissued Shares (subject to a maximum of 300,000 Shares), treasury Shares or any combination thereof.

(b)                                 Forfeiture or Termination of Awards of Shares. If any Shares subject to any Award granted hereunder are forfeited or an Award otherwise terminates or expires without the issuance of Shares (with the exception of the termination of a Tandem Share Appreciation Right upon exercise of a related Option, or the termination of a related Option, upon exercise of the corresponding Tandem Share Appreciation Right), the Shares subject to that Award shall again be available for distribution in connection with future Awards under the Plan as set forth in Section 3(a), unless the participant who had been awarded those forfeited Shares or the expired or terminated Award has theretofore received distributions or other benefits of ownership with respect to those Shares. For purposes of this Section 3(b), a participant shall not be deemed to have received a benefit of ownership with respect to any Shares by the exercise of voting rights, or by the accumulation of distributions that are not realized because of the forfeiture of the Shares or the expiration or termination of the related Award without issuance of the Shares.

(c)                                  Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, share distribution, share split, combination of shares or other change in corporate structure of the Company affecting the Shares, any adjustments necessary to give effect to the change shall be made to the aggregate number of Shares reserved for issuance under the Plan, to the number and option price of Shares subject to outstanding Options, to the number and purchase price of Shares subject to outstanding Share Purchase Rights, to the number of outstanding Share Appreciation Rights, to the number of underlying Shares on which any Distribution Equivalent Rights will be based, and to the number of Shares subject to Restricted Share Awards, Deferred Share Awards and any other outstanding Awards granted under the Plan as may be approved by the Committee, in its sole discretion; provided that the number of Shares subject to any Award shall always be a whole number and any fractional Shares shall be eliminated in the manner determined by the Committee.

(d)                                 Annual Award Limit. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, no participant may be granted Stock Options or other Awards under the Plan with respect to an aggregate of more than 30,000 Shares (subject to adjustment as provided in Section 3(c) hereof) during any calendar year.

SECTION 4.                            Eligibility.

Awards may be made from time to time to those officers, employees and Directors who are designated by the Committee, in its sole and exclusive discretion, as participants under the Plan. Eligible participants may include, but shall not be limited to, officers, employees and Directors of the Company and any Affiliate; provided that Stock Options intended to qualify as Incentive Stock Options shall be granted only to participants while actually employed by the Company or an Affiliate. The Committee may grant more than one Award to the same participant. No Award shall be granted to any participant during any period of time that the participant is on a leave of absence. Awards granted to Directors of the Company, which may include members of the Committee, must be ratified by a majority of the Board.

SECTION 5.         Stock Options.

(a)                                  Grant. Stock Options may be granted alone, in addition to or in tandem with other Awards or cash awards made outside the Plan. The Committee shall determine the participants to whom, and the time or times at which, grants of Stock Options will be made, the number of Shares that may underlie each Stock Option, the date or dates upon which each Stock Option will vest, and the other terms and conditions of the Stock Options in addition to those set forth in Sections 5(b) and 5(c) hereof. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve and shall be either: (i) an Incentive Stock Option; or (ii) a Non-Qualified Stock Option.  Subject to Section 5(c) hereof, the Committee may grant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options to any one participant.

(b)                                 Terms and Conditions. Options granted under the Plan shall be evidenced by an agreement (“Option Agreements”) and shall be subject to the terms and conditions contained therein to the extent not inconsistent with the Plan including:

(i)                                     Exercise Price.  The exercise price per Share issuable under a Non-Qualified Stock Option or an Incentive Stock Option shall be determined by the Committee at the time of grant and shall be not less than 100% of the Fair Market Value of the Shares at the date of grant (or, with respect to an Incentive Stock Option, 110% of the Fair Market Value of the Shares at the date of grant in the case of a participant who at the date of grant owns Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations or entities as determined under Sections 424(d), (e) and (l) of the Code (or any successor sections thereto)).

(ii)                                  Option Term. The term of each Stock Option shall be determined by the Committee and may not exceed ten years from the date the Option is granted (or, with respect to an Incentive Stock Option, five years in the case of a participant who at the date of grant owns Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations or entities as determined under Sections 424(d), (e) and (l) of the Code (or any successor sections thereto)).

(iii)                               Exercise. Stock Options shall be exercisable at such time or times as determined by the Committee at or after the date of grant; provided, however, that except as provided in Section 5(b)(vi) and Section 14 hereof and unless otherwise determined by the Committee at or after the date of grant, no Stock Option shall be exercisable prior to six months and one day following the date of grant. If any Stock Option is exercisable in installments or only after specified exercise dates, the Committee may waive, in whole or in part, the installment exercise provisions, and may accelerate any exercise date or dates, at any time at or after the date of grant, based on any factor the Committee shall determine in its sole discretion.

(iv)                              Method of Exercise. Subject to any installment exercise provisions that apply with respect to any Stock Option and the provisions of Section 5(b)(iii) hereof, a Stock Option may be exercised by the holder thereof in whole or in part, at any time during the Option period, by giving to the Company written notice of exercise specifying the number of Shares to be purchased.  The notice shall be accompanied by payment in full of the aggregate exercise price of the Shares for which the Option is exercised, in cash, Shares (provided that the Shares which have been tendered must have been held by the participant for at least six months prior to their tender to satisfy the exercise price), check or any other form as the Committee may accept. The value of each Share surrendered or withheld shall be equal to 100% of the Fair Market Value of the Shares on the date the option is exercised.

No Shares shall be issued upon exercise of an Option until full payment of the aggregate exercise price has been received by the Company. Except in connection with the tandem award of Distribution Equivalent Rights, a participant shall not have rights to distributions or any other rights of a stockholder with respect to any Shares underlying an Option unless and until the participant has given written notice of exercise, has paid the aggregate exercise price, has given, if requested, the representation described in Section 16(a) hereof, and the Shares have been issued to the participant.

(v)                                 Non-Transferability of Options. No Stock Option shall be transferable by any participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employment Retirement Income Security Act of 1974, as amended) except that, if so provided in the Option Agreement, the participant may transfer the Option, other than an Incentive Stock Option, during the participant’s lifetime to one or more members of the participant’s family, to one or more trusts for the benefit of one or more of the participant’s family, to a partnership or partnerships of members of the participant’s family, or to a charitable organization as defined in Section 501(c)(3) of the Code (or any successor section thereto); provided that no consideration is paid for the transfer and the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to the Option. The transferee of an Option will be subject to all restrictions, terms and conditions applicable to the Option prior to its transfer, except that the Option will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

(vi)                              Termination of Employment.

(1)                                  Termination by Death. Subject to Sections 5(b)(iii) and 5(c) hereof, if any participant dies while employed by the Company or an Affiliate, then any Stock

Option held by that participant may thereafter be exercised for a period of two years (or with respect to an Incentive Stock Option, for a period of one year) from the date of death. Notwithstanding the foregoing, in no event will any Stock Option be exercisable after the expiration of the stated option period of the Option. The balance of any unexercised Stock Option shall be forfeited if not exercised within two years (or one year with respect to Incentive Stock Options) from the date of death.

(2)                                  Termination by Reason of Disability. Subject to Sections 5(b)(iii) and 5(c) hereof, if a participant’s employment with the Company or an Affiliate terminates by reason of Disability, any Stock Option held by the participant shall become immediately and automatically vested and exercisable by the participant or by the participant’s duly authorized legal representative if the participant is unable to exercise the Option as a result of the participant’s Disability, for a period of two years (or with respect to an Incentive Stock Option, for a period of one year) from the date employment is terminated by reason of Disability; and if the participant dies within the two year period (or with respect to an Incentive Stock Option, the one year period), any unexercised Stock Option held by the participant shall thereafter be exercisable by the estate of the participant (acting through its fiduciary) for the duration of the two year period (or one year period in the case of an Incentive Stock Option) from the date employment is terminated by reason of Disability. Notwithstanding the foregoing, in no event will any Stock Option be exercisable after the expiration of the stated option period of the Option. The balance of any unexercised Stock Option shall be forfeited if not exercised within two years (or one year with respect to Incentive Stock Options) from the date that employment is terminated by reason of Disability.

(3)                                  Termination for Cause. Unless otherwise determined by the Committee at or after the time of granting any Stock Option, if a participant’s employment with the Company or an Affiliate terminates for Cause, any unvested Stock Options will be forfeited and terminated immediately upon termination and any vested Stock Options held by the participant shall terminate 30 days after the date employment terminates for Cause. Notwithstanding the foregoing, in no event will any Stock Option be exercisable after the expiration of the stated option period of the Option. The balance of any unexercised Stock Option shall be forfeited if not exercised within 30 days from the date the employment terminates for Cause.

(4)                                  Other Termination. Unless otherwise determined by the Committee at or after the date of grant, if a participant’s employment with the Company or an Affiliate terminates for any reason other than death, Disability, or for Cause, all Stock Options held by the participant shall terminate three months after the date employment terminates. Notwithstanding the foregoing, in no event will any Stock Option be exercisable after the expiration of the stated option period of the Option. The balance of any unexercised Stock Option shall be forfeited if not exercised within three months after the date employment terminates.

(5)                                  Leave of Absence.  A leave of absence granted a participant by the Company or an Affiliate shall not constitute a termination of employment; provided that, in the case of an Incentive Stock Option, a leave of absence of more than 90 days will be viewed as a termination of employment unless continued employment is guaranteed by contract or applicable law.

(c)                                  Incentive Stock Options. Notwithstanding Sections 5(b)(v) and (vi) hereof, an Incentive Stock Option shall be exercisable by (i) a participant’s authorized legal representative (if the participant is unable to exercise the Incentive Stock Option as a result of the participant’s Disability) only if, and to the extent, permitted by Section 422 of the Code (or any successor section thereto) and (ii) by the participant’s estate, in the case of death, or authorized legal representative, in the case of Disability, no later than ten years from the date the Incentive Stock

Option was granted (in addition to any other restrictions or limitations that may apply). Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, and no discretion or authority granted under the Plan shall be exercised, so as to disqualify the Plan under Section 422 of the Code (or any successor section thereto) or, without the consent of the participants affected, to disqualify any Incentive Stock Option under Section 422 of the Code (or any successor section thereto).

(d)                                 Buyout Provisions.  The Committee may, at any time, buy out for a payment in cash, Shares, Deferred Shares or Restricted Shares any Option previously granted, based on such terms and conditions as the Committee shall agree in writing with the participant, but no transaction involving a Section 16 Participant shall be structured or effected in a manner that would result in any liability on the part of the participant under Section 16(b) of the Exchange Act (or any successor section thereto) or the rules and regulations promulgated thereunder.

SECTION 6.         Share Appreciation Rights.

(a)                                  Grant.  Share Appreciation Rights may be either (i) Freestanding Share Appreciation Rights or (ii) Tandem Share Appreciation Rights granted in connection with all or any part of an Option, either concurrently with the grant of the Option or, if the Option is a Non-Qualified Stock Option, by an amendment to the Option at any time thereafter during the term of the Option. Share Appreciation Rights may be exercised in whole or in part at such times and under such conditions as may be specified by the Committee in a separate agreement for the Freestanding Share Appreciation Right or in the participant’s Option Agreement, as the case may be.  The grant price of a Freestanding Share Appreciation Right shall equal the Fair Market Value of a Share on the date of grant of the Share Appreciation Right.  The grant price of a Tandem Share Appreciation Right shall equal the exercise price of the related Option.  Unless the terms of the Share Appreciation Rights grant are outside the scope of Code Section 409A, the terms of the grant agreement shall be consistent with Code Section 409A.

(b)                                 Terms and Conditions for Tandem Share Appreciation Rights. The following terms and conditions will apply to all Tandem Share Appreciation Rights that may be granted in connection with any Option:

(i)                                     Rights.  Tandem Share Appreciation Rights shall entitle the participant, upon exercise of all or any part of the Share Appreciation Right, to surrender to the Company, unexercised, that portion of the underlying Option relating to the same number of Shares as is covered by the Share Appreciation Right (or the portion of the Share Appreciation Right so exercised) and to receive in exchange from the Company specified consideration in an amount equal to the excess of (x) the Fair Market Value on the date of surrender of the Shares covered by the surrendered portion of the underlying Option minus (y) the exercise price of the Shares covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the participant will be entitled to receive upon exercise of any Share Appreciation Right.

(ii)                                  Surrender of Option.  Upon the exercise of a Tandem Share Appreciation Right and surrender of the related portion of the underlying Option, the Option, to the extent surrendered, will not thereafter be exercisable. The terms of the underlying Option shall provide a method by which an alternative Fair Market Value of the Shares on the date of surrender shall be calculated based on one of the following: (x) the closing price of the Shares on the national securities exchange on which the Shares are then traded on the business day immediately preceding the date of surrender; (y) the highest closing price of the Shares on the national securities exchange on which the Shares have been traded during the 90 days immediately preceding the Change in Control; or (z) the greater of (x) and (y).

(iii)                               Exercise. In addition to any further conditions upon exercise that may be imposed by the Committee, the Tandem Share Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable, except that in no event will a Share Appreciation Right held by a Section 16 Participant be exercisable within the first six months after it is awarded even though the related Option is or becomes exercisable, and each Share Appreciation Right will expire no later than the date on which the related Option expires. A Tandem Share Appreciation Right may be exercised only at a time when the Fair Market Value of the Shares covered by the Share Appreciation Right exceeds the exercise price of the Shares covered by the underlying Option.

(iv)                              Method of Exercise. Tandem Share Appreciation Rights may be exercised by the participant giving written notice of the exercise to the Company, stating the number of Share Appreciation Rights the participant has elected to exercise and surrendering the portion of the underlying Option relating to the same number of Shares as the number of Share Appreciation Rights elected to be exercised.

(v)                                 Payment. The manner in which the Company’s obligation arising upon the exercise of the Tandem Share Appreciation Right will be paid will be determined by the Committee in its sole discretion and shall be set forth in the participant’s Option Agreement. Except as provided herein, the Committee may provide for payment in Shares, cash, or a fixed combination of Shares and cash, or the Committee may reserve the right to determine the manner of payment at the time the Share Appreciation Right is exercised. Shares issued upon the exercise of a Share Appreciation Right will be valued at their Fair Market Value on the date of exercise.

(c)                                  Terms and Conditions for Freestanding Share Appreciation Rights.  Freestanding Share Appreciation Rights may be exercised upon whatever conditions the Committee, in its sole discretion, imposes upon them and as set forth in the Freestanding Share Appreciation Right agreement.  Upon exercise of a Freestanding Share Appreciation Right, a participant shall be entitled to receive payment from the Company in an amount determined by multiplying the difference between the Fair Market Value of a Share on the date of exercise over the grant price multiplied by the number of Shares to which the Freestanding Share Appreciation Right is exercised.  At the discretion of the Committee, the payment upon Share Appreciation Right exercise may be in cash, shares of equivalent value or in some combination thereof.

SECTION 7.         Restricted Shares.

(a)                                  Grant. Restricted Shares may be issued alone, in addition to or in tandem with other Awards or cash awards made outside the Plan. The Committee shall determine the participants to whom, and the time or times at which, grants of Restricted Shares will be made, the number of Restricted Shares to be awarded, the price, if any, to be paid for the Restricted Shares, subject to Section 7(b) hereof, the date or dates upon which Restricted Share Awards will vest, the period or periods within which those Restricted Share Awards may be subject to forfeiture, and the other terms and conditions of those Awards in addition to those set forth in Section 7(b) hereof.  The Committee may condition the grant of Restricted Shares in any manner determined by the Committee in its sole discretion.

(b)                                 Terms and Conditions. Restricted Shares awarded under the Plan shall be subject to the terms and conditions determined by the Committee in its sole discretion. A participant who is awarded Restricted Shares shall not have any rights with respect to that Award unless and until the participant has executed an agreement evidencing the Award in the form approved from time to time by the Committee, has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of the Award.  In addition:

(i)                                   The purchase price, if any, for Restricted Shares shall be determined by the Committee at the time of grant.

(ii)                                Awards of Restricted Shares must be accepted by executing a Restricted Share award agreement and paying the price, if any, that is required under Section 7(b)(i) hereof.

(iii)                             Each participant receiving an award of Restricted Shares shall be issued a stock certificate or such appropriate entry made on the stock book records registered in the name of the participant and bearing an appropriate legend referring to the terms, conditions and restrictions applicable to the Award.

(iv)                            The stock certificates evidencing the Restricted Shares be held in custody by the Company until the restrictions lapse, and as a condition of any award of Restricted Shares, the participant shall deliver to the Company a stock power, endorsed in blank, relating to the Shares covered by that Award.

(v)                               Subject to the provisions of this Plan and the Restricted Share award agreement, during a fixed period determined by the Committee commencing with the date of the Award (the

“Restriction Period”), the participant shall not sell, transfer, pledge, assign or otherwise encumber the Restricted Shares covered by the Award. The Restriction Period shall not be less than five (5) years in duration (“Minimum Restriction Period”) unless otherwise determined by the Committee at the time of grant (provided that any restrictions may lapse over the course of such five (5) year period in such percentages and at such times as may be determined by the Board in its sole and absolute discretion). Subject to these limitations and the Minimum Restriction Period requirement, the Committee, in its sole discretion, may provide for the lapse of restrictions in installments and may accelerate or waive restrictions, in whole or in part, based on service, performance or such other factors and criteria as the Committee may determine in its sole discretion.

(vi)                            Except as provided in this Sections 7(b)(v) through 7(b)(vii) hereof, the participant shall have, with respect to the Restricted Shares awarded, all of the rights of a stockholder of the Company, including the right to vote the Shares and the right to receive any distributions paid by the Company with respect to the Shares.

(vii)                         All Restricted Shares issued under the Plan (including any Shares received by participants with respect thereto as a result of stock distributions, stock splits or any other form of recapitalization) shall be subject to restrictions on transfer as deemed necessary by the Committee in its sole discretion.  In order to enforce the restrictions imposed upon any Restricted Shares, the Committee shall cause a legend or legends to be placed on each certificate representing the Shares that are subject to the restrictions.  If a participant makes an election under Section 83(b) of the Code (or any successor section thereto) to be taxed with respect to the Restricted Shares as of the date of transfer of the Shares rather than as of the date or dates upon which the participant would otherwise be taxable under Section 83(a) of the Code (or any successor section thereto), the participant shall deliver a copy of the election to the Company immediately after filing the election with the Internal Revenue Service.

(viii)                      Unless otherwise determined by the Committee at or after the time of granting any Restricted Shares, if a participant’s employment with the Company or an Affiliate terminates by reason of death, any Restricted Shares held by that participant shall thereafter vest subject to any restrictions applicable to the Shares.

(ix)                              Unless otherwise determined by the Committee at or after the time of granting any Restricted Shares, if a participant’s employment with the Company or an Affiliate terminates by reason of Disability, any Restricted Shares held by that participant shall thereafter vest subject to any restrictions applicable to the Shares.

(x)                                 Unless otherwise determined by the Committee at or after the time of granting any Restricted Shares, if a participant’s employment with the Company or any Affiliate terminates for any reason other than death or Disability, the Restricted Shares held by that participant that are unvested or subject to restriction at the time of termination shall thereupon be forfeited.

(c)                                  Minimum Value.  The Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Shares, to the recipient of an Award of Restricted Shares, subject to the terms and conditions as may be specified by the Committee.

SECTION 8.                            Deferred Shares.

The Committee may grant awards of Deferred Shares under the Plan.  The Committee shall determine the recipients of, and the terms and conditions governing, any Awards of Deferred Shares granted under the Plan including the length of any deferral period, provided, however, that any award of deferred Shares shall be set forth in an agreement which complies with Code Section 409A.

SECTION 9.                            Share Purchase Rights.

The Committee may grant awards of Share Purchase Rights under the Plan.  The Committee shall determine the recipients of, and the terms and conditions governing Awards of Share Purchase Rights granted under the Plan.  To the extent that a Share Purchase Right is considered non-qualified deferred compensation under Code Section 409A, the award of Share Purchase Rights shall be set forth in an agreement which complies with Code Section 409A.

SECTION 10.       Performance Shares.

(a)                                  Awards of Performance Shares may be made to certain participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company.  Awards of Performance Shares may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the plan.

(b)                                 With respect to Awards of Performance Shares, which may be issued for no consideration or such minimum consideration as is required by applicable law, the Committee shall:

(i)                                   Determine and designate from time to time those participants to whom Awards of Performance Shares are to be made;

(ii)                                Determine the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

(iii)                             Determine the form of settlement of a Performance Share; and

(iv)                            Generally determine the terms and conditions of each such Award.  At any date, each Performance Share shall have a value equal to the Fair Market Value.

(c)                                  Performance Periods may overlap, and participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

(d)                                 The Committee shall determine the Performance Objectives of Awards of Performance Shares.  Performance Objectives may vary from participant to participant and between Awards and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including for example, but not limited to, minimum earnings per share or return on equity.  If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

(e)                                  The Committee shall determine for each participant the number of Performance Shares which shall be paid to the participant if the applicable Performance Objectives are exceeded or met in whole on in part.

(f)                                    If a participant terminates service with the Company during a Performance Period because of death, Disability, Retirement or under other circumstances in which the Committee in its discretion finds that a waiver would be appropriate, that Participant, as determined by the Committee, may be entitled to a payment of Performance Shares at the end of a Performance Period based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable.  If a Participant terminates service with the Company during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

(g)                                 Each Award of a Performance Share shall be paid in whole shares of Stock, or cash, or a combination of Stock and cash as the Committee shall determine, with payment to be made as soon as practicable after the end of the relevant Performance Period.

(h)                                 The Committee shall have the authority to approve requests by Participants to defer payment of Performance Shares on terms and conditions approved by the Committee and set forth in a written Award agreement between the Participant and the Company entered into in advance of the time of receipt or constructive receipt of payment by the participant.

(i)                                     Notwithstanding anything to the contrary, any Award of Performance Shares under this Section 10 that is considered non-qualified deferred compensation under Code Section 409A shall be set forth in an agreement which complies with Code Section 409A.

SECTION 11.       Other Share-Based Awards; Interest Equivalents.

(a)                                  Other Share-Based Awards.  The Committee also may grant other awards that are valued, in whole or in part, by reference to, or are otherwise based on, Shares including convertible preferred shares, convertible debentures, exchangeable securities and Distribution Equivalent Rights (as defined below).  The Committee also will have the right, in its sole discretion, to settle any of these other awards in Shares, Restricted Shares or cash.

A distribution equivalent right (“Distribution Equivalent Right”) is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Distribution Equivalent Right (or other award to which it relates) if the Shares had been issued to and held by the recipient. A Distribution Equivalent Right may be granted under the Plan to any participant as a component of another Award or as a freestanding award.  Distribution Equivalents credited to the holder of a Distribution Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional Distribution Equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Distribution Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments, in each case as determined in the sole discretion of the Committee. A Distribution Equivalent Right granted as a component of another Award may provide that the Distribution Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, the other Award, and the Distribution Equivalent Right shall expire or be forfeited or annulled under the same conditions as the other Award. A Distribution Equivalent Right granted as a component of another Award may also contain terms and conditions different from the other Award.

(b)                                 Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for the credit of interest equivalents with respect to the cash payment. Interest equivalents may be compounded and shall be paid on the terms and conditions as may be specified by the Committee in connection with the grant of the other Award.

(c)                                  Termination of Employment. Except as may otherwise be provided by the Committee either in an agreement entered into in connection with the Award or in writing after the Award is granted, a participant’s rights in all Distribution Equivalent Rights or interest equivalents (other than any accrued but unpaid Distribution Equivalent Rights or interest equivalents) shall automatically terminate upon the date that a participant’s employment with the Company or an Affiliate terminates for any reason other than death or Disability. Any accrued but unpaid Distribution Equivalent Rights or interest equivalents shall be paid by the Company within three months after the termination of the participant’s employment with the Company or an Affiliate.

(d)                                 Notwithstanding anything to the contrary, any Award under this Section 10 that is considered non-qualified deferred compensation under Code Section 409A shall be set forth in an agreement which complies with Code Section 409A.

SECTION 12.                     Form and Timing of Payment Under Awards; Deferrals.

Subject to the terms of the Plan and any applicable agreement entered into in connection with an Award (as may be amended pursuant to Section 14 hereof), payments to be made by the Company or an Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis (compliant with Code Section 409A).  Subject to the terms of the Plan, any applicable agreement entered into in connection with an Award and Code Section 409A if applicable, the settlement of any Award may be accelerated and cash paid in lieu of Shares.  Installment or deferred payments may be required by the Committee or permitted at the election of the participant on terms and conditions approved by the Committee, provided that such terms and conditions are compliant with Code Section 409A.  Payments may include provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Distribution Equivalents or other amounts in respect of installment or deferred payments denominated in Shares provided that such payments are compliant with Code Section 409A.

SECTION 13.       Change in Control Provision.

(a)                                  Impact of Event.  In the event of a “Change in Control”:

(i)                                   any Stock Options awarded under the Plan not previously exercisable and vested shall immediately become fully exercisable and vested;

(ii)                                  any Share Appreciation Rights shall become immediately exercisable;

(iii)                               the restrictions applicable to any Restricted Share Awards, Deferred Shares, Share Purchase Rights and Other Share-Based Awards shall lapse and the Shares and Awards shall be deemed fully vested; and

(iv)                              the value of all outstanding Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the Change in Control Price as of the date the Change in Control is determined to have occurred.

Notwithstanding the provisions of Sections 13(a)(1) through 13(a)(3) hereof, the acceleration of any Award or the lapse of restrictions with respect to Awards granted to any Section 16 Participant that has been held by the participant for less than six months and one day as of the date that the Change in Control is determined to have occurred must be approved by the Committee or the Board.

Definition of Change in Control.  For purposes of this Section 13, a “Change in Control” shall mean “Change in Control” as defined under Code Section 409A and any regulations or notices promulgated thereunder.

Change in Control Price.  For purposes of this Section 13, “Change in Control Price” means the highest price per Share paid in any transaction reported on the national securities exchange on which the Shares are then traded, or paid or offered in any bona fide transaction related to the Change in Control of the Company, at any time during the 60 day period immediately preceding the occurrence of the Change in Control as determined by the Committee in its sole discretion.

SECTION 14.                     Amendments and Termination.

The Board may at any time amend, alter or discontinue the Plan; provided that amending, altering or discontinuing the Plan shall not (i) impair the rights of a participant under an Award previously granted without the participant’s consent or (ii) require stockholder approval under any applicable law or regulation (including any applicable regulation of any national securities exchange on which the Shares are then traded), unless stockholder approval is received. The Company shall seek stockholder approval of any amendments to the Plan required pursuant to Section 162(m) of the Code (or any successor section thereto) or that would materially increase the benefits accruing to participants under the Plan or the number of Shares subject to the Plan so long as approval is required by law or regulation (including any applicable regulation of any national securities exchange on which the Shares are then traded).

The Committee may at any time, in its sole discretion, amend the terms of any Award; provided that no amendment to an Award may: (i) impair the rights of a participant under an Award theretofore granted without the participant’s consent; (ii) make the applicable exemptions provided by Rule 16b-3 under the Exchange Act unavailable to any Section 16 Participant holding the Award without the participant’s consent; or (iii) be deemed to be a “repricing” as defined under Item 402(i)(1) of Regulation S-K.

Subject to the foregoing provisions of this Section 14, the Board shall have all necessary authority to amend the Plan, clarify any provision or to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 15.                     Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  To the extent that an Award is considered non-qualified deferred compensation under Code Section 409A, it shall comply with the provisions of Code Section 409A.  With respect to any payment not yet made to a participant by the Company, nothing contained herein shall give that participant any rights that are greater than those of a general unsecured creditor of the Company.

SECTION 16.       General Provisions.

(a)                                  The Committee may require each participant acquiring Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the participant is acquiring the Shares without a view to distribution thereof. The certificates for any Shares may include any legends that the Committee deems necessary, appropriate or advisable to reflect any restrictions on transfer.  All Shares or other securities delivered under the Plan shall be subject to stop transfer orders and other restrictions as the Committee may deem necessary, appropriate or advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any national securities exchange upon which the Shares are then traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any certificate for any Shares to make appropriate reference to those restrictions.

(b)                                 Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements with respect to its officers, employees or Directors.

(c)                                  Neither the adoption of the Plan, nor its operation, nor any document or agreement describing, implementing or referring to the Plan, or any part thereof, shall confer upon any participant under the Plan any right to continue in the employ, or as a Director, of the Company or an Affiliate, or shall in any way affect the right and power of the Company or an Affiliate to terminate the employment, or service as a Director, of any participant under the Plan at any time with or without assigning a reason therefor, to the same extent as the Company or Affiliate might have done if the Plan had not been adopted.

(d)                                 For purposes of this Plan, a transfer of a participant between the Company and any Affiliate shall not be deemed a termination of employment.

(e)                                  No later than the date as of which an amount first becomes includable in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state or local taxes or other items of any kind required by law to be withheld with respect to that amount. Subject to the following sentence, unless otherwise determined by the Committee, withholding obligations may be settled with Shares, including unrestricted Shares previously owned by the participant or Shares that are part of the Award that gives rise to the withholding requirement. Notwithstanding the foregoing, any right by a Section 16 Participant to elect to settle any tax withholding obligation with Shares that are part of an Award must be set forth in an agreement evidencing that Award or be approved by the Committee in its sole discretion. The obligations of the Company under the Plan shall be conditional on those payments or arrangements and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any taxes from any payment of any kind otherwise payable to the participant.

(f)                                    The actual or deemed reinvestment of distributions or Distribution Equivalents in additional Restricted Shares (or in Deferred Shares or other types of Awards) at the time of any dividend payment shall be permissible only if sufficient Shares are available under Section 3 hereof for reinvestment (after giving effect to the exercise of all Stock Options then outstanding).

(g)                                 The Plan, all Awards made and actions taken hereunder and thereunder and any agreements relating hereto or thereto shall be governed by and construed in accordance with the internal laws of the State of Maryland, without giving effect to its conflicts of law principles.

(h)                                 All agreements entered into with participants pursuant to the Plan shall be subject to the terms and conditions of the Plan.

(i)                                     The provisions of Awards need not be the same with respect to each participant.

SECTION 17.                     Shareholder Approval; Effective Date of Plan.

The Plan was adopted by the Board on April 21, 2005, which shall be the Effective Date of the Plan and is subject to approval by the holders of the Company’s outstanding Shares. If the Plan is not so approved within twelve (12) months after the date the Plan was adopted by the Board, the Plan and any Awards granted hereunder in the interim shall be null and void ab initio. However, if the Plan is so approved, no further stockholder approval shall be required with respect to the granting of Awards pursuant to the Plan or any other actions taken by the Board or the Committee hereunder or thereunder.

SECTION 18.                     Term of Plan.

No Award shall be granted pursuant to the Plan on or after April 21, 2015, but Awards granted prior to that date may extend beyond that date.

EXHIBIT D

INLAND RETAIL REAL ESTATE TRUST, INC.

2005 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.         PURPOSE

The Inland Retail Real Estate Trust, Inc. 2005 Employee Stock Purchase Plan (the “Plan”) is intended to provide eligible employees of the Corporation and one or more of its Corporate Affiliates (as defined below) with the opportunity to acquire a proprietary interest in the Corporation through participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code (the “Code”).

SECTION 2.         DEFINITIONS

For purposes of plan administration, the following terms shall have the meanings indicated:

Base Compensation means the regular base earnings paid to a Participant by one or more Participating Corporations during such individual’s period of participation in the Plan, plus any (i) compensation amounts excludable from a Participant’s W-2 earnings pursuant to 132(f)(4) or (ii) pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate.  There shall be excluded from the calculation of Base Compensation (i) all overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments and (ii) all contributions (other than Code Section 132(f)(4), Code Section 401(k) or Code Section 125 contributions) made on the Participant’s behalf by the Corporation or one or more Corporate Affiliates under any employee benefit or welfare plan now or hereafter established.

Board means the Corporation’s Board of Directors.

Common Stock means shares of the Corporation’s common stock.

Corporation means Inland Retail Real Estate Trust, Inc., a Maryland corporation, and any corporate successor to all or substantially all of the assets or voting stock of Inland Retail Real Estate Trust, Inc. which shall by appropriate action adopt the Plan.

Corporate Affiliate means any corporation which is a parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), including any parent or subsidiary corporation which becomes such after the Effective Date.

Effective Date means the first day of the initial offering period scheduled to commence upon the later of (i) July 1, 2005 or (ii) the effective date of the S-8 Registration Statement covering the shares of Common Stock issuable under the Plan.  However, for any Corporate Affiliate which becomes a Participating Corporation in the Plan after the first day of the initial offering period, a subsequent Effective Date shall be designated with respect to participation by its Eligible Employees.

Eligible Employee means any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week and more than five (5) months per calendar year, in the rendition of personal services to the Corporation or any other Participating Corporation for earnings considered wages under Section 3121(a) of the Code.  For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Corporation.  Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

Entry Date means the date an Eligible Employee first joins the offering period in effect under the Plan.  The earliest Entry Date under the Plan shall be the Effective Date.

Participant means any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

Participating Corporation means the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees.

Semi-Annual Entry Date means the first day of January and the first day of July during each calendar year within an offering period in effect under the Plan.  The earliest Semi-Annual Entry Date under the Plan shall be the later to occur of: (i) July 1, 2005 and (ii) the effective date of the Form S-8 registration statement covering the shares of common stock issuable under the Plan.

Semi-Annual Period of Participation means each semi-annual period for which the Participant actually participates in an offering period in effect under the Plan.  There shall be a maximum of four (4) semi-annual periods of participation within each offering period.  Except as otherwise designated by the Plan Administrator, the first such semi-annual period (which may actually be in excess of six (6) months for the initial offering period) shall be measured from the start date of the offering period until the last day in December; the next such semi-annual period shall then be measured from the first day in January to the last day in June; the third semi-annual period shall then begin on the first day in the following July and end on the last day in the following December; and the final semi-annual period within the offering period shall begin on the first day of the following January and end on the last day of the following June.

Semi-Annual Purchase Date means the last day of June and December each year on which shares of Common Stock are automatically purchased for Participants under the Plan.

SECTION 3.         ADMINISTRATION

The Plan shall be administered by a committee (the “Plan Administrator”) comprised of not less than two directors who meet the “non-employee director” requirements of Section 16(b)-3 promulgated by the Securities and Exchange Commission under the Securities and Exchange Act of 1934 appointed from time to time by the Board.  The Plan Administrator shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code.  Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

SECTION 4.         OFFERING PERIODS

(a)                                  Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Article X.

(b)                                 The Plan shall be implemented in a series of successive offering periods, each to be of a duration of twenty-four (24) months or less as designated by the Plan Administrator prior to the start date.  However, the initial offering period will begin upon the later of (i) July 1, 2005 or (ii) the effective date of the Form S-8 Registration Statement covering the shares of Common Stock issuable under the Plan and will end on June 30, 2007.  The next offering period shall commence on January 1, 2006, and subsequent offering periods shall commence as designated by the Plan Administrator.

(c)                                  Under no circumstances shall any offering period commence under the Plan, nor shall any shares of Common Stock be issued hereunder, until such time as (i) the Plan shall have been approved by the Board or the Corporation’s stockholders and (ii) the Corporation shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which shares of the Common Stock are listed and all other applicable statutory and regulatory requirements.

(d)                                 The Participant shall be granted a separate purchase right for each offering period in which such Participant participates.  The purchase right shall be granted on the Entry Date on which such individual first joins the offering period in effect under the Plan and shall be automatically exercised in successive semi-annual installments on the last day of June and December each year.  Accordingly, each purchase right may be exercised up to two (2) times each calendar year it remains outstanding.

(e)                                  The acquisition of Common Stock through participation in the Plan for any offering period shall neither limit nor require the acquisition of Common Stock by the Participant in any subsequent offering period.

SECTION 5.         ELIGIBILITY AND PARTICIPATION

(a)                                  Each Eligible Employee of a Participating Corporation shall be eligible to participate in the Plan in accordance with the following provisions:

(i)                                   An individual who is an Eligible Employee on the start date of the offering period may enter that offering period on such start date, provided (I) such individual has, on such start date, completed three (3) months of continuous service with the Corporation or any Corporate Affiliate and (II) such individual enrolls in the offering period on or before such date in accordance with Section V.B below.  That start date shall then become such individual’s Entry Date for the offering period, and on that date such individual shall be granted a purchase right for the offering period.  Should such Eligible Employee not enter the offering period on the start date, then such individual may not subsequently join that particular offering period on any later date.

(ii)                                An individual who is not an Eligible Employee on the start date of the offering period may subsequently enter that offering period on the first Semi-Annual Entry Date on which such individual is an Eligible Employee, provided (I) such individual has, on such start date, completed three (3) months of continuous service with the Corporation or any Corporate Affiliate and (II) such individual enrolls in the offering period on or before such date in accordance with Section V.B below.  That Semi-Annual Entry Date shall then become such individual’s Entry Date for the offering period.  Should such Eligible Employee not enter the offering period on the first Semi-Annual Entry Date on which such individual is first eligible to join the offering period, then such individual may not subsequently join that particular offering period on any later date.

(b)                                 To participate for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and payroll deduction authorization) and file such forms with the Plan Administrator on or before such individual’s scheduled Entry Date.

(c)                                  The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of a whole percentage not in excess of fifteen percent (15%) of the Base Compensation paid to the Participant during each Semi-Annual Period of Participation within the offering period.  The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

(i)                                   The Participant may, at any time during the Semi-Annual Period of Participation, increase or decrease the rate of payroll deduction.  Such increase or decrease shall become effective as soon as possible after filing of the requisite increase or decrease form with the Plan Administrator (or its designate), but the Participant may not effect more than one such increase or decrease during the same Semi-Annual Period of Participation.

(ii)                                The Participant may, prior to the new Semi-Annual Period of Participation within the offering period, increase or decrease the rate of the payroll deduction by filing the appropriate form with the Plan Administrator (or its designate).  The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective as of the first date of the first Semi-Annual Period of Participation following the filing of such form.

Payroll deductions will automatically cease upon the termination of the Participant’s purchase right in accordance with the applicable provisions of Section VII below.

(d)                                 In no event may any Participant’s payroll deductions for any one Semi-Annual Period of Participation exceed twelve thousand five hundred dollars ($12,500).

SECTION 6.         STOCK SUBJECT TO PLAN

(a)                                  The Common Stock which may be purchased by Participants under the Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of Common

Stock or from shares of Common Stock reacquired by the Corporation, including shares of Common Stock purchased on the open market.  The total number of shares which may be issued under the Plan shall not exceed 200,000 shares (subject to adjustment under Section VI.B below).

(b)                                 In the event any change is made to the Corporation’s outstanding Common Stock by reason of any stock dividend, stock split, combination of shares or other change affecting such outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of shares issuable over the term of the Plan, (ii) the class and maximum number of shares which may be purchased per Participant during each Semi-Annual Period of Participation, (iii) the class and maximum number of shares which may be purchased in the aggregate by all Participants on any one purchase date under the Plan and (iv) the class and number of shares and the price per share of the Common Stock subject to each purchase right at the time outstanding under the Plan.  Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under the Plan.

SECTION 7.         PURCHASE RIGHTS

An Employee who participates in the Plan for a particular offering period shall have the right to purchase shares of Common Stock, in a series of successive semi-annual installments during such offering period, upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

(a)                                  Purchase Price.  Common Stock shall be issuable at the end of each Semi-Annual Period of Participation at a purchase price equal to eighty-five percent (85%) of the lower of (i) the fair market value per share on the Participant’s Entry Date into the offering period or (ii) the fair market value per share on the Semi-Annual Purchase Date on which such Semi-Annual Period of Participation ends.  However, for each Participant whose Entry Date is other than the start date of the offering period in effect under the Plan, the clause (i) amount shall in no event be less than the fair market value of the Common Stock on the start date of such offering period.

(b)                                 Valuation.  For purposes of determining the fair market value per share of Common Stock on any relevant date, the following procedures shall be in effect:

(i)                                   If the Common Stock is listed on a national or regional securities exchange or market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its fair market value shall be the closing sales price for such stock (or the mean of the closing bid and asked prices, if no sales were reported) as reported on such date (or, if such day is not a Trading Day, on the last Trading Day prior to such date) in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

(ii)                                If the Common Stock is regularly quoted by a recognized securities dealer but sales prices are not reported, its fair market value shall be the mean of the closing bid and asked prices for the Common Stock on such date (or, if such day is not a Trading Day, on the last Trading Day prior to such date), as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

(iii)                             In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the Board.

(c)                                  Number of Shares Available for Purchase.  The number of shares available for purchase per Participant for each Semi-Annual Period of Participation shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during such Semi-Annual Period of Participation by the purchase price in effect for the Semi-Annual Purchase Date on which such Semi-Annual Period of Participation ends.  However, no Participant may, during any one Semi-Annual Purchase Period, purchase more than 5,000 shares of Common Stock, subject to periodic adjustment under Section VI.B.

Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any of its Corporate Affiliates.

(d)                                 Payment.  Payment for the Common Stock purchased under the Plan shall be effected by means of the Participant’s authorized payroll deductions.  Such deductions shall begin on the first pay day coincident with or immediately following the Participant’s Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period.  The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from a Participant may be commingled with the general assets of the Corporation and may be used for general corporate purpose.

(e)                                  Termination of Purchase Right.  The following provisions shall govern the termination of outstanding purchase rights:

(i)                                   A Participant may, on or before the last day of the Semi-Annual Period of Participation, terminate such Participant’s outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator (or its designate).  No further payroll deductions shall be collected from the Participant with respect to the terminated purchase and any payroll deductions collected for the Semi-Annual Period of Participation in which such termination occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Semi-Annual Purchase Date.  If no such election is made, then such funds shall be refunded as soon as possible after the close of such Semi-Annual Period of Participation.

(ii)                                The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which such terminated purchase right was granted.  In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of a new purchase agreement and payroll deduction authorization) on or before the date such individual is first eligible to join the new offering period.

(iii)                             If the Participant ceases to remain an Eligible Employee while such individual’s purchase right remains outstanding, then such individual (or the personal representative of the estate of a deceased Participant) shall have the election, exercisable up until the end of the Semi-Annual Period of Participation in which the Participant ceases Eligible Employee status, to have any payroll deductions collected for the Semi-Annual Period of Participation immediately refunded or have such funds held for the purchase of shares on the Semi-Annual Purchase Date immediately following such cessation of Eligible Employee status.  If no such election is made, then such funds shall be refunded as soon as possible after the close of such Semi-Annual Period of Participation.  In no event, however, may any payroll deductions be made on the Participant’s behalf following such Participant’s cessation of Eligible Employee status.

(f)                                    Stock Purchase.  Shares of Common Stock shall automatically be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions above) on each Semi-Annual Purchase Date.  The purchase shall be effected by applying each Participant’s payroll deductions for the Semi-Annual Period of Participation ending on such Semi-Annual Purchase Date (together with any carryover deductions from the preceding Semi-Annual Period of Participation) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of shares available for purchase set forth above) at the purchase price in effect for such Semi-Annual Period of Participation.  Any payroll deductions not applied to such purchase because they are not sufficient to purchase a whole share shall be held for the purchase of Common Stock in the next Semi-Annual Period of Participation.  However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares available for purchase by the Participant for that Semi-Annual Period of Participation shall be promptly refunded to the Participant.

(g)                                 Proration of Purchase Rights.  Not more than 5,000 shares of Common Stock, subject to periodic adjustment under Section VI.B, may be purchased in the aggregate by all Participants on any one Semi-Annual Purchase Date under the Plan.  Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed either (i) the maximum limitation on the number of shares available for purchase in the aggregate on such date or (ii) the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant.

(h)                                 Rights as Stockholder.  A Participant shall have no stockholder rights with respect to the shares subject to such Participant’s outstanding purchase right until the shares are actually purchased on the Participant’s behalf in accordance with the applicable provisions of the Plan.  No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

A Participant shall be entitled to receive, as soon as practicable after each Semi-Annual Purchase Date, a stock certificate for the number of shares purchased on the Participant’s behalf.  Such certificate may, upon the Participant’s request, be issued in the names of the Participant and such Participant’s spouse as community property or as joint tenants with right of survivorship.

(i)                                     Assignability.  No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant’s death, and during the Participant’s lifetime the purchase right shall be exercisable only by the Participant.

(j)                                     Change in Ownership.  Should the Corporation or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Corporation by means of:

(i)                                   a sale, merger or other reorganization in which the Corporation will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Corporation is incorporated), or

(ii)                                a reverse merger in which the Corporation is the surviving corporation but in which more than fifty percent (50%) of the Corporation’s outstanding voting stock is transferred to holders different from those who held the stock immediately prior to the reverse merger, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or reverse merger by applying the payroll deductions of each Participant for the Semi-Annual Period of Participation in which such transaction occurs to the purchase of whole shares of Common Stock at eighty-five percent (85%) of the lower of (1) the fair market value of the Common Stock on the Participant’s Entry Date into the offering period in which such transaction occurs or (ii) the fair market value of the Common Stock immediately prior to the consummation of such transaction. However, the applicable share limitations of Articles VII and VIII shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of such offering period, be less than the fair market value of the Common Stock on such start date.

The Corporation shall use its efforts to provide at least ten (10) days advance written notice of the occurrence of any such sale, merger, reorganization or reverse merger, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Article VII.

SECTION 8.         ACCRUAL LIMITATIONS

(a)                                  No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Corporation or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

(b)                                 For purposes of applying such accrual limitations, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

(i)                                   The right to acquire Common Stock under each such purchase right shall accrue in a series of successive semi-annual installments as and when the purchase right first becomes exercisable for each semi-annual installment on the last day of each Semi-Annual Period of Participation for which the right remains outstanding.

(ii)                                No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire $25,000 worth of Common Stock (determined on the basis of the fair market value on the date or dates of grant) pursuant to one or more purchase rights held by the Participant during such calendar year.

(iii)                             If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Semi-Annual Period of Participation, then the payroll deductions which the Participant made during that Semi-Annual Period of Participation with respect to such purchase right shall be promptly refunded.

(c)                                  In the event there is any conflict between the provisions of this Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

SECTION 9.         STATUS OF PLAN UNDER FEDERAL TAX LAWS

The Plan is designed to qualify as an employee stock purchase plan under Code Section 423.  Accordingly, the Participant will not recognize any taxable income at the time one or more shares of Common Stock are purchased on such Participant’s behalf on any Semi-Annual Purchase Date under the Plan.

SECTION 10.       AMENDMENT AND TERMINATION

(a)                                  The Board may alter, amend, suspend or discontinue the Plan following the close of any Semi-Annual Period of Participation.  However, the Board may not, without the approval of the Corporation’s stockholders:

(i)                                   materially increase the number of shares issuable under the Plan or the maximum number of shares which may be purchased per Participant or in the aggregate during any one Semi-Annual Period of Participation under the Plan, except that the Plan Administrator shall have the authority, exercisable without such stockholder approval, to effect adjustments to the extent necessary to reflect changes in the Corporation’s capital structure pursuant to Section VI.B;

(ii)                                alter the purchase price formula so as to reduce the purchase price payable for the shares issuable under the Plan; or

(iii)                             materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

(b)                                 The Corporation shall have the right, exercisable in the sole discretion of the Plan Administrator, to terminate all outstanding purchase rights under the Plan immediately following the close of any Semi-Annual Period of Participation.  Should the Corporation elect to exercise such right, then the Plan shall terminate in its entirety.  No further purchase rights shall thereafter be granted or exercised, and no further payroll deductions shall thereafter be collected, under the Plan.

SECTION 11.       AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD.

To the extent permitted by any applicable laws, regulations or stock exchange or market system rules, if the Fair Market Value of the Common Stock on any Semi-Annual Purchase Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Entry Date of such Offering Period, then all Participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Semi-Annual Purchase Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof in accordance with the terms and conditions of their enrollment forms then in effect.

SECTION 12.       GENERAL PROVISION

(a)                                  The Plan shall become effective on the designated Effective Date, provided that no offering period shall commence, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the Board or the Corporation’s stockholders and (ii) the Corporation shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which shares of the Common Stock are listed and all other applicable requirements established by law or regulation.  In the event such stockholder approval is not obtained, or such Corporation compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect.

(b)                                 The Plan shall terminate upon the earlier of (i) June 30, 2015 or (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan.

(c)                                  All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

(d)                                 Neither the action of the Corporation in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Corporation or any of its Corporate Affiliates for any period of specific duration, and such person’s employment may be terminated at any time, with or without cause.

(e)                                  The provisions of the Plan shall be governed by the laws of the State of Maryland without resort to that State’s conflict-of-laws rules.

INLAND RETAIL REAL ESTATE TRUST, INC.

REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - AUGUST 23, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y

The undersigned stockholder of Inland Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”) hereby appoints Dione K. McConnell and James W. Kleifges as proxies for the undersigned, and each of them, each with full power of substitution in each of them, to attend the annual meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on August 23, 2005, at 9:00 a.m., Central Daylight Savings Time, or any adjournment or postponement thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” EACH OF THE OTHER PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on reverse side)

SEE REVERSE SIDE

 TO VOTE BY MAIL, PLEASE DETACH HERE

BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR, AND FOR PROPOSAL 2, 3 AND 4.	Please mark vote as indicated in this example	☒

1.	ELECTION OF DIRECTORS: 01. DANIEL K. DEIGHAN 02. KENNETH E. MASICK 03. MICHAEL S. ROSENTHAL 04. RICHARD IMPERIALE	05. ROBERT D. PARKS 06. BARRY L. LAZARUS 07. BRENDA G. GUJRAL	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐	3.	APPROVE THE ESTABLISHMENT OF THE INLAND RETAIL REAL ESTATE TRUST, INC. 2005 EMPLOYEE STOCK PURCHASE PLAN.	FOR ☐	AGAINST ☐	ABSTAIN ☐
								FOR	AGAINST	ABSTAIN
	(Except nominee(s) written above)					4.	PROPOSAL TO RATIFY KPMG AS	☐	☐	☐
2.	APPROVE THE ESTABLISHMENT OF THE INLAND RETAIL REAL ESTATE TRUST, INC. 2005 EQUITY AWARD PLAN.		FOR ☐	AGAINST ☐	ABSTAIN ☐		INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2005 FISCAL YEAR.

	CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.		☐

Date:	, 2005

Signature

Signature (if held jointly)

Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee guardian or in another representative capacity. please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY US THE ENCLOSED ENVELOPE.

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

 TO VOTE BY MAIL., PLEASE DETACH HERE

VOTE BY TELEPHONE OR INTERNET QUICK EASY IMMEDIATE

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

OPTION A:	To vote as the Board of Directors recommends on ALL proposals; Press 1.

OPTION B:	If you choose to vote on each proposal separately, press 0. You will hear these instructions:

Item 1:  To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.  The instructions are the same for all remaining items to be voted.

When asked, please confirm your vote by pressing 1.

VOTE BY INTERNET:  THE WEB ADDRESS IS www.proxyvoting.com/INLAND

IF YOU VOTE BY PHONE OR INTERNET – DO NOT MAIL THE PROXY CARD.

THANK YOU FOR VOTING.

Call Toll Free On a Touch-Telephone
1-800-730-8449
There is NO CHARGE to you for this call
CONTROL NUMBER
for Telephone/Internet Voting